Exhibit 99.1

GSAA 04-3

Assumptions:

The Pricing prepayemnt assumptions are applied
Forward Libor curves as indicated
No losses, deal run to maturity
excess spread calculated based on 30/360 daycount

Period                   Excess Spread      Excess Spread       Excess Spread
 Total            Date       Fwd Libor  Fwd Libor + 200bp   Fwd Libor + 300bp
 ----------------------------------------------------------------------------
   0           27-May-04
   1           25-Jun-04         2.510              1.799               1.444
   2           25-Jul-04         2.398              1.680               1.320
   3           25-Aug-04         2.273              1.551               1.188
   4           25-Sep-04         2.187              1.486               1.133
   5           25-Oct-04         2.121              1.468               1.137
   6           25-Nov-04         2.009              1.364               1.033
   7           25-Dec-04         1.941              1.344               1.040
   8           25-Jan-05         1.821              1.232               0.936
   9           25-Feb-05         1.743              1.184               0.904
  10           25-Mar-05         1.734              1.256               1.017
  11           25-Apr-05         1.587              1.088               0.838
  12           25-May-05         1.538              1.085               0.859
  13           25-Jun-05         1.450              1.013               0.795
  14           25-Jul-05         1.408              1.016               0.820
  15           25-Aug-05         1.330              0.958               0.772
  16           25-Sep-05         1.283              0.944               0.775
  17           25-Oct-05         1.258              0.963               0.816
  18           25-Nov-05         1.200              0.930               0.796
  19           25-Dec-05         1.180              0.953               0.840
  20           25-Jan-06         1.128              0.931               0.832
  21           25-Feb-06         1.106              0.945               0.865
  22           25-Mar-06         1.108              0.996               0.941
  23           25-Apr-06         1.062              0.977               0.935
  24           25-May-06         1.049              1.005               0.983
  25           25-Jun-06         1.034              1.028               1.026
  26           25-Jul-06         1.018              1.018               1.018
  27           25-Aug-06         1.001              1.001               1.001
  28           25-Sep-06         0.984              0.984               0.984
  29           25-Oct-06         0.967              0.967               0.967
  30           25-Nov-06         0.949              0.949               0.949
  31           25-Dec-06         0.931              0.931               0.931
  32           25-Jan-07         0.913              0.913               0.913
  33           25-Feb-07         0.894              0.894               0.894
  34           25-Mar-07         0.875              0.875               0.875
  35           25-Apr-07         0.855              0.855               0.855
  36           25-May-07         0.835              0.835               0.835
  37           25-Jun-07         0.815              0.815               0.815
  38           25-Jul-07         0.798              0.798               0.798
  39           25-Aug-07         0.782              0.782               0.782
  40           25-Sep-07         0.766              0.766               0.766
  41           25-Oct-07         0.750              0.750               0.750
  42           25-Nov-07         0.733              0.733               0.733
  43           25-Dec-07         0.716              0.716               0.716
  44           25-Jan-08         0.699              0.699               0.699
  45           25-Feb-08         0.682              0.682               0.682
  46           25-Mar-08         0.664              0.664               0.664
  47           25-Apr-08         0.646              0.646               0.646
  48           25-May-08         0.627              0.627               0.627
  49           25-Jun-08         0.608              0.608               0.608
  50           25-Jul-08         0.589              0.589               0.589
  51           25-Aug-08         0.569              0.569               0.569
  52           25-Sep-08         0.549              0.549               0.549
  53           25-Oct-08         0.532              0.532               0.532
  54           25-Nov-08         0.526              0.526               0.526
  55           25-Dec-08         0.520              0.520               0.520
  56           25-Jan-09         0.514              0.514               0.514
  57           25-Feb-09         0.508              0.508               0.508
  58           25-Mar-09         0.502              0.502               0.502
  59           25-Apr-09         0.496              0.496               0.496
  60           25-May-09         0.490              0.490               0.490
  61           25-Jun-09         0.483              0.483               0.483
  62           25-Jul-09         0.476              0.476               0.476
  63           25-Aug-09         0.470              0.470               0.470
  64           25-Sep-09         0.463              0.463               0.463
  65           25-Oct-09         0.456              0.456               0.456
  66           25-Nov-09         0.449              0.449               0.449
  67           25-Dec-09         0.442              0.442               0.442
  68           25-Jan-10         0.435              0.435               0.435
  69           25-Feb-10         0.427              0.427               0.427
  70           25-Mar-10         0.420              0.420               0.420
  71           25-Apr-10         0.421              0.421               0.421
  72           25-May-10         0.421              0.421               0.421
  73           25-Jun-10         0.422              0.422               0.422
  74           25-Jul-10         0.422              0.422               0.422
  75           25-Aug-10         0.422              0.422               0.422
  76           25-Sep-10         0.422              0.422               0.422
  77           25-Oct-10         0.422              0.422               0.422
  78           25-Nov-10         0.422              0.422               0.422
  79           25-Dec-10         0.422              0.422               0.422
  80           25-Jan-11         0.422              0.422               0.422
  81           25-Feb-11         0.422              0.422               0.422
  82           25-Mar-11         0.422              0.422               0.422
  83           25-Apr-11         0.422              0.422               0.422
  84           25-May-11         0.422              0.422               0.422
  85           25-Jun-11         0.422              0.422               0.422
  86           25-Jul-11         0.417              0.417               0.417
  87           25-Aug-11         0.411              0.411               0.411
  88           25-Sep-11         0.406              0.406               0.406
  89           25-Oct-11         0.401              0.401               0.401
  90           25-Nov-11         0.398              0.398               0.398
  91           25-Dec-11         0.397              0.397               0.397
  92           25-Jan-12         0.397              0.397               0.397
  93           25-Feb-12         0.396              0.396               0.396
  94           25-Mar-12         0.396              0.396               0.396
  95           25-Apr-12         0.396              0.396               0.396
  96           25-May-12         0.396              0.396               0.396
  97           25-Jun-12         0.396              0.396               0.396
  98           25-Jul-12         0.397              0.397               0.397
  99           25-Aug-12         0.398              0.398               0.398
  100          25-Sep-12         0.399              0.399               0.399
  101          25-Oct-12         0.401              0.401               0.401
  102          25-Nov-12         0.402              0.402               0.402
  103          25-Dec-12         0.404              0.404               0.404
  104          25-Jan-13         0.406              0.406               0.406
  105          25-Feb-13         0.408              0.408               0.408
  106          25-Mar-13         0.411              0.411               0.411
  107          25-Apr-13         0.413              0.413               0.413
  108          25-May-13         0.416              0.416               0.416
  109          25-Jun-13         0.419              0.419               0.419
  110          25-Jul-13         0.422              0.422               0.422
  111          25-Aug-13         0.426              0.426               0.426
  112          25-Sep-13         0.429              0.429               0.429
  113          25-Oct-13         0.433              0.433               0.433
  114          25-Nov-13         0.437              0.437               0.437
  115          25-Dec-13         0.442              0.442               0.442
  116          25-Jan-14         0.446              0.446               0.446
  117          25-Feb-14         0.451              0.451               0.451
  118          25-Mar-14         0.000              0.000               0.000
  119          25-Apr-14         0.000              0.000               0.000
  120          25-May-14         0.000              0.000               0.000
  121          25-Jun-14         0.000              0.000               0.000
  122          25-Jul-14         0.000              0.000               0.000
  123          25-Aug-14         0.000              0.000               0.000
  124          25-Sep-14         0.000              0.000               0.000
  125          25-Oct-14         0.012              0.012               0.012
  126          25-Nov-14         0.032              0.032               0.032
  127          25-Dec-14         0.039              0.039               0.039
  128          25-Jan-15         0.046              0.046               0.046
  129          25-Feb-15         0.054              0.054               0.054
  130          25-Mar-15         0.062              0.062               0.062
  131          25-Apr-15         0.071              0.071               0.071
  132          25-May-15         0.079              0.079               0.079
  133          25-Jun-15         0.088              0.088               0.088
  134          25-Jul-15         0.097              0.097               0.097
  135          25-Aug-15         0.106              0.106               0.106
  136          25-Sep-15         0.116              0.116               0.116
  137          25-Oct-15         0.125              0.125               0.125
  138          25-Nov-15         0.135              0.135               0.135
  139          25-Dec-15         0.146              0.146               0.146
  140          25-Jan-16         0.156              0.156               0.156
  141          25-Feb-16         0.167              0.167               0.167
  142          25-Mar-16         0.178              0.178               0.178
  143          25-Apr-16         0.189              0.189               0.189
  144          25-May-16         0.201              0.201               0.201
  145          25-Jun-16         0.213              0.213               0.213
  146          25-Jul-16         0.225              0.225               0.225
  147          25-Aug-16         0.238              0.238               0.238
  148          25-Sep-16         0.251              0.251               0.251
  149          25-Oct-16         0.264              0.264               0.264
  150          25-Nov-16         0.277              0.277               0.277
  151          25-Dec-16         0.291              0.291               0.291
  152          25-Jan-17         0.305              0.305               0.305
  153          25-Feb-17         0.320              0.320               0.320
  154          25-Mar-17         0.335              0.335               0.335
  155          25-Apr-17         0.350              0.350               0.350
  156          25-May-17         0.365              0.365               0.365
  157          25-Jun-17         0.381              0.381               0.381
  158          25-Jul-17         0.398              0.398               0.398
  159          25-Aug-17         0.414              0.414               0.414
  160          25-Sep-17         0.432              0.432               0.432
  161          25-Oct-17         0.449              0.449               0.449
  162          25-Nov-17         0.467              0.467               0.467
  163          25-Dec-17         0.485              0.485               0.485
  164          25-Jan-18         0.504              0.504               0.504
  165          25-Feb-18         0.523              0.523               0.523
  166          25-Mar-18         0.543              0.543               0.543
  167          25-Apr-18         0.563              0.563               0.563
  168          25-May-18         0.584              0.584               0.584
  169          25-Jun-18         0.605              0.605               0.605
  170          25-Jul-18         0.626              0.626               0.626
  171          25-Aug-18         0.648              0.648               0.648
  172          25-Sep-18         0.671              0.671               0.671
  173          25-Oct-18         0.694              0.694               0.694
  174          25-Nov-18         0.717              0.717               0.717
  175          25-Dec-18         0.741              0.741               0.741
  176          25-Jan-19         0.766              0.766               0.766
  177          25-Feb-19         0.791              0.791               0.791
  178          25-Mar-19         0.819              0.819               0.819
  179          25-Apr-19         0.845              0.845               0.845
  180          25-May-19         0.873              0.873               0.873
  181          25-Jun-19         0.900              0.900               0.900
  182          25-Jul-19         0.929              0.929               0.929
  183          25-Aug-19         0.958              0.958               0.958
  184          25-Sep-19         0.988              0.988               0.988
  185          25-Oct-19         1.019              1.019               1.019
  186          25-Nov-19         1.051              1.051               1.051
  187          25-Dec-19         1.083              1.083               1.083
  188          25-Jan-20         1.117              1.117               1.117
  189          25-Feb-20         1.151              1.151               1.151
  190          25-Mar-20         1.185              1.185               1.185
  191          25-Apr-20         1.221              1.221               1.221
  192          25-May-20         1.258              1.258               1.258
  193          25-Jun-20         1.295              1.295               1.295
  194          25-Jul-20         1.334              1.334               1.334
  195          25-Aug-20         1.373              1.373               1.373
  196          25-Sep-20         1.413              1.413               1.413
  197          25-Oct-20         1.455              1.455               1.455
  198          25-Nov-20         1.497              1.497               1.497
  199          25-Dec-20         1.540              1.540               1.540
  200          25-Jan-21         1.585              1.585               1.585
  201          25-Feb-21         1.630              1.630               1.630
  202          25-Mar-21         1.677              1.677               1.677
  203          25-Apr-21         1.725              1.725               1.725
  204          25-May-21         1.774              1.774               1.774
  205          25-Jun-21         1.824              1.824               1.824
  206          25-Jul-21         1.876              1.876               1.876
  207          25-Aug-21         1.929              1.929               1.929
  208          25-Sep-21         1.983              1.983               1.983
  209          25-Oct-21         2.039              2.039               2.039
  210          25-Nov-21         2.096              2.096               2.096
  211          25-Dec-21         2.154              2.154               2.154
  212          25-Jan-22         2.214              2.214               2.214
  213          25-Feb-22         2.276              2.276               2.276
  214          25-Mar-22         2.339              2.339               2.339
  215          25-Apr-22         2.404              2.404               2.404
  216          25-May-22         2.470              2.470               2.470
  217          25-Jun-22         2.538              2.538               2.538
  218          25-Jul-22         2.608              2.608               2.608
  219          25-Aug-22         2.680              2.680               2.680
  220          25-Sep-22         2.754              2.754               2.754
  221          25-Oct-22         2.829              2.829               2.829
  222          25-Nov-22         2.907              2.907               2.907
  223          25-Dec-22         2.987              2.987               2.987
  224          25-Jan-23         3.068              3.068               3.068
  225          25-Feb-23         3.152              3.152               3.152
  226          25-Mar-23         3.239              3.239               3.239
  227          25-Apr-23         3.327              3.327               3.327
  228          25-May-23         3.418              3.418               3.418
  229          25-Jun-23         3.512              3.512               3.512
  230          25-Jul-23         3.608              3.608               3.608
  231          25-Aug-23         3.706              3.706               3.706
  232          25-Sep-23         3.808              3.808               3.808
  233          25-Oct-23         3.912              3.912               3.912
  234          25-Nov-23         4.019              4.019               4.019
  235          25-Dec-23         4.129              4.129               4.129
  236          25-Jan-24         4.242              4.242               4.242
  237          25-Feb-24         4.358              4.358               4.358
  238          25-Mar-24         4.477              4.477               4.477
  239          25-Apr-24         4.600              4.600               4.600
  240          25-May-24         4.726              4.726               4.726
  241          25-Jun-24         4.856              4.856               4.856
  242          25-Jul-24         4.990              4.990               4.990
  243          25-Aug-24         5.127              5.127               5.127
  244          25-Sep-24         5.269              5.269               5.269
  245          25-Oct-24         5.414              5.414               5.414
  246          25-Nov-24         5.564              5.564               5.564
  247          25-Dec-24         5.718              5.718               5.718
  248          25-Jan-25         5.877              5.877               5.877
  249          25-Feb-25         6.041              6.041               6.041
  250          25-Mar-25         6.209              6.209               6.209
  251          25-Apr-25         6.329              6.329               6.329
  252          25-May-25         6.329              6.329               6.329
  253          25-Jun-25         6.329              6.329               6.329
  254          25-Jul-25         6.329              6.329               6.329
  255          25-Aug-25         6.329              6.329               6.329
  256          25-Sep-25         6.329              6.329               6.329
  257          25-Oct-25         6.329              6.329               6.329
  258          25-Nov-25         6.329              6.329               6.329
  259          25-Dec-25         6.329              6.329               6.329
  260          25-Jan-26         6.330              6.330               6.330
  261          25-Feb-26         6.330              6.330               6.330
  262          25-Mar-26         6.330              6.330               6.330
  263          25-Apr-26         6.330              6.330               6.330
  264          25-May-26         6.330              6.330               6.330
  265          25-Jun-26         6.330              6.330               6.330
  266          25-Jul-26         6.330              6.330               6.330
  267          25-Aug-26         6.330              6.330               6.330
  268          25-Sep-26         6.330              6.330               6.330
  269          25-Oct-26         6.330              6.330               6.330
  270          25-Nov-26         6.330              6.330               6.330
  271          25-Dec-26         6.330              6.330               6.330
  272          25-Jan-27         6.331              6.331               6.331
  273          25-Feb-27         6.331              6.331               6.331
  274          25-Mar-27         6.331              6.331               6.331
  275          25-Apr-27         6.331              6.331               6.331
  276          25-May-27         6.331              6.331               6.331
  277          25-Jun-27         6.331              6.331               6.331
  278          25-Jul-27         6.331              6.331               6.331
  279          25-Aug-27         6.331              6.331               6.331
  280          25-Sep-27         6.331              6.331               6.331
  281          25-Oct-27         6.331              6.331               6.331
  282          25-Nov-27         6.331              6.331               6.331
  283          25-Dec-27         6.332              6.332               6.332
  284          25-Jan-28         6.332              6.332               6.332
  285          25-Feb-28         6.332              6.332               6.332
  286          25-Mar-28         6.332              6.332               6.332
  287          25-Apr-28         6.332              6.332               6.332
  288          25-May-28         6.332              6.332               6.332
  289          25-Jun-28         6.332              6.332               6.332
  290          25-Jul-28         6.332              6.332               6.332
  291          25-Aug-28         6.332              6.332               6.332
  292          25-Sep-28         6.333              6.333               6.333
  293          25-Oct-28         6.333              6.333               6.333
  294          25-Nov-28         6.333              6.333               6.333
  295          25-Dec-28         6.333              6.333               6.333
  296          25-Jan-29         6.333              6.333               6.333
  297          25-Feb-29         6.333              6.333               6.333
  298          25-Mar-29         6.333              6.333               6.333
  299          25-Apr-29         6.334              6.334               6.334
  300          25-May-29         6.334              6.334               6.334
  301          25-Jun-29         6.334              6.334               6.334
  302          25-Jul-29         6.334              6.334               6.334
  303          25-Aug-29         6.334              6.334               6.334
  304          25-Sep-29         6.334              6.334               6.334
  305          25-Oct-29         6.335              6.335               6.335
  306          25-Nov-29         6.335              6.335               6.335
  307          25-Dec-29         6.335              6.335               6.335
  308          25-Jan-30         6.335              6.335               6.335
  309          25-Feb-30         6.335              6.335               6.335
  310          25-Mar-30         6.336              6.336               6.336
  311          25-Apr-30         6.336              6.336               6.336
  312          25-May-30         6.336              6.336               6.336
  313          25-Jun-30         6.336              6.336               6.336
  314          25-Jul-30         6.337              6.337               6.337
  315          25-Aug-30         6.337              6.337               6.337
  316          25-Sep-30         6.337              6.337               6.337
  317          25-Oct-30         6.338              6.338               6.338
  318          25-Nov-30         6.338              6.338               6.338
  319          25-Dec-30         6.338              6.338               6.338
  320          25-Jan-31         6.339              6.339               6.339
  321          25-Feb-31         6.339              6.339               6.339
  322          25-Mar-31         6.339              6.339               6.339
  323          25-Apr-31         6.340              6.340               6.340
  324          25-May-31         6.340              6.340               6.340
  325          25-Jun-31         6.341              6.341               6.341
  326          25-Jul-31         6.341              6.341               6.341
  327          25-Aug-31         6.342              6.342               6.342
  328          25-Sep-31         6.342              6.342               6.342
  329          25-Oct-31         6.343              6.343               6.343
  330          25-Nov-31         6.344              6.344               6.344
  331          25-Dec-31         6.345              6.345               6.345
  332          25-Jan-32         6.346              6.346               6.346
  333          25-Feb-32         6.346              6.346               6.346
  334          25-Mar-32         6.348              6.348               6.348
  335          25-Apr-32         6.349              6.349               6.349
  336          25-May-32         6.350              6.350               6.350
  337          25-Jun-32         6.352              6.352               6.352
  338          25-Jul-32         6.353              6.353               6.353
  339          25-Aug-32         6.355              6.355               6.355
  340          25-Sep-32         6.358              6.358               6.358
  341          25-Oct-32         6.360              6.360               6.360
  342          25-Nov-32         6.363              6.363               6.363
  343          25-Dec-32         6.368              6.368               6.368
  344          25-Jan-33         6.372              6.372               6.372
  345          25-Feb-33         6.379              6.379               6.379
  346          25-Mar-33         6.388              6.388               6.388
  347          25-Apr-33         6.400              6.400               6.400
  348          25-May-33         6.407              6.407               6.407
  349          25-Jun-33         6.416              6.416               6.416
  350          25-Jul-33         6.431              6.431               6.431
  351          25-Aug-33         6.421              6.421               6.421
  352          25-Sep-33         6.400              6.400               6.400
  353          25-Oct-33         6.335              6.335               6.335
  354          25-Nov-33         6.382              6.382               6.382
  355          25-Dec-33         6.380              6.380               6.380
  356          25-Jan-34         6.386              6.386               6.386
  357          25-Feb-34         6.386              6.386               6.386
  358          25-Mar-34         6.363              6.363               6.363


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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

GSAA 04-3

Assumptions:
The Pricing prepayemnt assumptions are applied
Forward Libor curves as indicated
No losses, deal run to maturity
excess spread calculated based on 30/360 daycount

Period               Excess Spread    Excess Spread         Excess Spread
Total    Date          Fwd Libor    Fwd Libor + 200bp     Fwd Libor + 300bp
-----   ---------      ---------    -----------------     -----------------
   0    27-May-04
   1    25-Jun-04        2.510             1.799                 1.444
   2    25-Jul-04        2.398             1.680                 1.320
   3    25-Aug-04        2.273             1.551                 1.188
   4    25-Sep-04        2.187             1.486                 1.133
   5    25-Oct-04        2.121             1.468                 1.137
   6    25-Nov-04        2.009             1.364                 1.033
   7    25-Dec-04        1.941             1.344                 1.040
   8    25-Jan-05        1.821             1.232                 0.936
   9    25-Feb-05        1.743             1.184                 0.904
  10    25-Mar-05        1.734             1.256                 1.017
  11    25-Apr-05        1.587             1.088                 0.838
  12    25-May-05        1.538             1.085                 0.859
  13    25-Jun-05        1.450             1.013                 0.795
  14    25-Jul-05        1.408             1.016                 0.820
  15    25-Aug-05        1.330             0.958                 0.772
  16    25-Sep-05        1.283             0.944                 0.775
  17    25-Oct-05        1.258             0.963                 0.816
  18    25-Nov-05        1.200             0.930                 0.796
  19    25-Dec-05        1.180             0.953                 0.840
  20    25-Jan-06        1.128             0.931                 0.832
  21    25-Feb-06        1.106             0.945                 0.865
  22    25-Mar-06        1.108             0.996                 0.941
  23    25-Apr-06        1.062             0.977                 0.935
  24    25-May-06        1.049             1.005                 0.983
  25    25-Jun-06        1.034             1.028                 1.026
  26    25-Jul-06        1.018             1.018                 1.018
  27    25-Aug-06        1.001             1.001                 1.001
  28    25-Sep-06        0.984             0.984                 0.984
  29    25-Oct-06        0.967             0.967                 0.967
  30    25-Nov-06        0.949             0.949                 0.949
  31    25-Dec-06        0.931             0.931                 0.931
  32    25-Jan-07        0.913             0.913                 0.913
  33    25-Feb-07        0.894             0.894                 0.894
  34    25-Mar-07        0.875             0.875                 0.875
  35    25-Apr-07        0.855             0.855                 0.855
  36    25-May-07        0.835             0.835                 0.835
  37    25-Jun-07        0.815             0.815                 0.815
  38    25-Jul-07        0.798             0.798                 0.798
  39    25-Aug-07        0.782             0.782                 0.782
  40    25-Sep-07        0.766             0.766                 0.766
  41    25-Oct-07        0.750             0.750                 0.750
  42    25-Nov-07        0.733             0.733                 0.733
  43    25-Dec-07        0.716             0.716                 0.716
  44    25-Jan-08        0.699             0.699                 0.699
  45    25-Feb-08        0.682             0.682                 0.682
  46    25-Mar-08        0.664             0.664                 0.664
  47    25-Apr-08        0.646             0.646                 0.646
  48    25-May-08        0.627             0.627                 0.627
  49    25-Jun-08        0.608             0.608                 0.608
  50    25-Jul-08        0.589             0.589                 0.589
  51    25-Aug-08        0.569             0.569                 0.569
  52    25-Sep-08        0.549             0.549                 0.549
  53    25-Oct-08        0.532             0.532                 0.532
  54    25-Nov-08        0.526             0.526                 0.526
  55    25-Dec-08        0.520             0.520                 0.520
  56    25-Jan-09        0.514             0.514                 0.514
  57    25-Feb-09        0.508             0.508                 0.508
  58    25-Mar-09        0.502             0.502                 0.502
  59    25-Apr-09        0.496             0.496                 0.496
  60    25-May-09        0.490             0.490                 0.490
  61    25-Jun-09        0.483             0.483                 0.483
  62    25-Jul-09        0.476             0.476                 0.476
  63    25-Aug-09        0.470             0.470                 0.470
  64    25-Sep-09        0.463             0.463                 0.463
  65    25-Oct-09        0.456             0.456                 0.456
  66    25-Nov-09        0.449             0.449                 0.449
  67    25-Dec-09        0.442             0.442                 0.442
  68    25-Jan-10        0.435             0.435                 0.435
  69    25-Feb-10        0.427             0.427                 0.427
  70    25-Mar-10        0.420             0.420                 0.420
  71    25-Apr-10        0.421             0.421                 0.421
  72    25-May-10        0.421             0.421                 0.421
  73    25-Jun-10        0.422             0.422                 0.422
  74    25-Jul-10        0.422             0.422                 0.422
  75    25-Aug-10        0.422             0.422                 0.422
  76    25-Sep-10        0.422             0.422                 0.422
  77    25-Oct-10        0.422             0.422                 0.422
  78    25-Nov-10        0.422             0.422                 0.422
  79    25-Dec-10        0.422             0.422                 0.422
  80    25-Jan-11        0.422             0.422                 0.422
  81    25-Feb-11        0.422             0.422                 0.422
  82    25-Mar-11        0.422             0.422                 0.422
  83    25-Apr-11        0.422             0.422                 0.422
  84    25-May-11        0.422             0.422                 0.422
  85    25-Jun-11        0.422             0.422                 0.422
  86    25-Jul-11        0.417             0.417                 0.417
  87    25-Aug-11        0.411             0.411                 0.411
  88    25-Sep-11        0.406             0.406                 0.406
  89    25-Oct-11        0.401             0.401                 0.401
  90    25-Nov-11        0.398             0.398                 0.398
  91    25-Dec-11        0.397             0.397                 0.397
  92    25-Jan-12        0.397             0.397                 0.397
  93    25-Feb-12        0.396             0.396                 0.396
  94    25-Mar-12        0.396             0.396                 0.396
  95    25-Apr-12        0.396             0.396                 0.396
  96    25-May-12        0.396             0.396                 0.396
  97    25-Jun-12        0.396             0.396                 0.396
  98    25-Jul-12        0.397             0.397                 0.397
  99    25-Aug-12        0.398             0.398                 0.398
 100    25-Sep-12        0.399             0.399                 0.399
 101    25-Oct-12        0.401             0.401                 0.401
 102    25-Nov-12        0.402             0.402                 0.402
 103    25-Dec-12        0.404             0.404                 0.404
 104    25-Jan-13        0.406             0.406                 0.406
 105    25-Feb-13        0.408             0.408                 0.408
 106    25-Mar-13        0.411             0.411                 0.411
 107    25-Apr-13        0.413             0.413                 0.413
 108    25-May-13        0.416             0.416                 0.416
 109    25-Jun-13        0.419             0.419                 0.419
 110    25-Jul-13        0.422             0.422                 0.422
 111    25-Aug-13        0.426             0.426                 0.426
 112    25-Sep-13        0.429             0.429                 0.429
 113    25-Oct-13        0.433             0.433                 0.433
 114    25-Nov-13        0.437             0.437                 0.437
 115    25-Dec-13        0.442             0.442                 0.442
 116    25-Jan-14        0.446             0.446                 0.446
 117    25-Feb-14        0.451             0.451                 0.451
 118    25-Mar-14        0.000             0.000                 0.000
 119    25-Apr-14        0.000             0.000                 0.000
 120    25-May-14        0.000             0.000                 0.000
 121    25-Jun-14        0.000             0.000                 0.000
 122    25-Jul-14        0.000             0.000                 0.000
 123    25-Aug-14        0.000             0.000                 0.000
 124    25-Sep-14        0.000             0.000                 0.000
 125    25-Oct-14        0.012             0.012                 0.012
 126    25-Nov-14        0.032             0.032                 0.032
 127    25-Dec-14        0.039             0.039                 0.039
 128    25-Jan-15        0.046             0.046                 0.046
 129    25-Feb-15        0.054             0.054                 0.054
 130    25-Mar-15        0.062             0.062                 0.062
 131    25-Apr-15        0.071             0.071                 0.071
 132    25-May-15        0.079             0.079                 0.079
 133    25-Jun-15        0.088             0.088                 0.088
 134    25-Jul-15        0.097             0.097                 0.097
 135    25-Aug-15        0.106             0.106                 0.106
 136    25-Sep-15        0.116             0.116                 0.116
 137    25-Oct-15        0.125             0.125                 0.125
 138    25-Nov-15        0.135             0.135                 0.135
 139    25-Dec-15        0.146             0.146                 0.146
 140    25-Jan-16        0.156             0.156                 0.156
 141    25-Feb-16        0.167             0.167                 0.167
 142    25-Mar-16        0.178             0.178                 0.178
 143    25-Apr-16        0.189             0.189                 0.189
 144    25-May-16        0.201             0.201                 0.201
 145    25-Jun-16        0.213             0.213                 0.213
 146    25-Jul-16        0.225             0.225                 0.225
 147    25-Aug-16        0.238             0.238                 0.238
 148    25-Sep-16        0.251             0.251                 0.251
 149    25-Oct-16        0.264             0.264                 0.264
 150    25-Nov-16        0.277             0.277                 0.277
 151    25-Dec-16        0.291             0.291                 0.291
 152    25-Jan-17        0.305             0.305                 0.305
 153    25-Feb-17        0.320             0.320                 0.320
 154    25-Mar-17        0.335             0.335                 0.335
 155    25-Apr-17        0.350             0.350                 0.350
 156    25-May-17        0.365             0.365                 0.365
 157    25-Jun-17        0.381             0.381                 0.381
 158    25-Jul-17        0.398             0.398                 0.398
 159    25-Aug-17        0.414             0.414                 0.414
 160    25-Sep-17        0.432             0.432                 0.432
 161    25-Oct-17        0.449             0.449                 0.449
 162    25-Nov-17        0.467             0.467                 0.467
 163    25-Dec-17        0.485             0.485                 0.485
 164    25-Jan-18        0.504             0.504                 0.504
 165    25-Feb-18        0.523             0.523                 0.523
 166    25-Mar-18        0.543             0.543                 0.543
 167    25-Apr-18        0.563             0.563                 0.563
 168    25-May-18        0.584             0.584                 0.584
 169    25-Jun-18        0.605             0.605                 0.605
 170    25-Jul-18        0.626             0.626                 0.626
 171    25-Aug-18        0.648             0.648                 0.648
 172    25-Sep-18        0.671             0.671                 0.671
 173    25-Oct-18        0.694             0.694                 0.694
 174    25-Nov-18        0.717             0.717                 0.717
 175    25-Dec-18        0.741             0.741                 0.741
 176    25-Jan-19        0.766             0.766                 0.766
 177    25-Feb-19        0.791             0.791                 0.791
 178    25-Mar-19        0.819             0.819                 0.819
 179    25-Apr-19        0.845             0.845                 0.845
 180    25-May-19        0.873             0.873                 0.873
 181    25-Jun-19        0.900             0.900                 0.900
 182    25-Jul-19        0.929             0.929                 0.929
 183    25-Aug-19        0.958             0.958                 0.958
 184    25-Sep-19        0.988             0.988                 0.988
 185    25-Oct-19        1.019             1.019                 1.019
 186    25-Nov-19        1.051             1.051                 1.051
 187    25-Dec-19        1.083             1.083                 1.083
 188    25-Jan-20        1.117             1.117                 1.117
 189    25-Feb-20        1.151             1.151                 1.151
 190    25-Mar-20        1.185             1.185                 1.185
 191    25-Apr-20        1.221             1.221                 1.221
 192    25-May-20        1.258             1.258                 1.258
 193    25-Jun-20        1.295             1.295                 1.295
 194    25-Jul-20        1.334             1.334                 1.334
 195    25-Aug-20        1.373             1.373                 1.373
 196    25-Sep-20        1.413             1.413                 1.413
 197    25-Oct-20        1.455             1.455                 1.455
 198    25-Nov-20        1.497             1.497                 1.497
 199    25-Dec-20        1.540             1.540                 1.540
 200    25-Jan-21        1.585             1.585                 1.585
 201    25-Feb-21        1.630             1.630                 1.630
 202    25-Mar-21        1.677             1.677                 1.677
 203    25-Apr-21        1.725             1.725                 1.725
 204    25-May-21        1.774             1.774                 1.774
 205    25-Jun-21        1.824             1.824                 1.824
 206    25-Jul-21        1.876             1.876                 1.876
 207    25-Aug-21        1.929             1.929                 1.929
 208    25-Sep-21        1.983             1.983                 1.983
 209    25-Oct-21        2.039             2.039                 2.039
 210    25-Nov-21        2.096             2.096                 2.096
 211    25-Dec-21        2.154             2.154                 2.154
 212    25-Jan-22        2.214             2.214                 2.214
 213    25-Feb-22        2.276             2.276                 2.276
 214    25-Mar-22        2.339             2.339                 2.339
 215    25-Apr-22        2.404             2.404                 2.404
 216    25-May-22        2.470             2.470                 2.470
 217    25-Jun-22        2.538             2.538                 2.538
 218    25-Jul-22        2.608             2.608                 2.608
 219    25-Aug-22        2.680             2.680                 2.680
 220    25-Sep-22        2.754             2.754                 2.754
 221    25-Oct-22        2.829             2.829                 2.829
 222    25-Nov-22        2.907             2.907                 2.907
 223    25-Dec-22        2.987             2.987                 2.987
 224    25-Jan-23        3.068             3.068                 3.068
 225    25-Feb-23        3.152             3.152                 3.152
 226    25-Mar-23        3.239             3.239                 3.239
 227    25-Apr-23        3.327             3.327                 3.327
 228    25-May-23        3.418             3.418                 3.418
 229    25-Jun-23        3.512             3.512                 3.512
 230    25-Jul-23        3.608             3.608                 3.608
 231    25-Aug-23        3.706             3.706                 3.706
 232    25-Sep-23        3.808             3.808                 3.808
 233    25-Oct-23        3.912             3.912                 3.912
 234    25-Nov-23        4.019             4.019                 4.019
 235    25-Dec-23        4.129             4.129                 4.129
 236    25-Jan-24        4.242             4.242                 4.242
 237    25-Feb-24        4.358             4.358                 4.358
 238    25-Mar-24        4.477             4.477                 4.477
 239    25-Apr-24        4.600             4.600                 4.600
 240    25-May-24        4.726             4.726                 4.726
 241    25-Jun-24        4.856             4.856                 4.856
 242    25-Jul-24        4.990             4.990                 4.990
 243    25-Aug-24        5.127             5.127                 5.127
 244    25-Sep-24        5.269             5.269                 5.269
 245    25-Oct-24        5.414             5.414                 5.414
 246    25-Nov-24        5.564             5.564                 5.564
 247    25-Dec-24        5.718             5.718                 5.718
 248    25-Jan-25        5.877             5.877                 5.877
 249    25-Feb-25        6.041             6.041                 6.041
 250    25-Mar-25        6.209             6.209                 6.209
 251    25-Apr-25        6.329             6.329                 6.329
 252    25-May-25        6.329             6.329                 6.329
 253    25-Jun-25        6.329             6.329                 6.329
 254    25-Jul-25        6.329             6.329                 6.329
 255    25-Aug-25        6.329             6.329                 6.329
 256    25-Sep-25        6.329             6.329                 6.329
 257    25-Oct-25        6.329             6.329                 6.329
 258    25-Nov-25        6.329             6.329                 6.329
 259    25-Dec-25        6.329             6.329                 6.329
 260    25-Jan-26        6.330             6.330                 6.330
 261    25-Feb-26        6.330             6.330                 6.330
 262    25-Mar-26        6.330             6.330                 6.330
 263    25-Apr-26        6.330             6.330                 6.330
 264    25-May-26        6.330             6.330                 6.330
 265    25-Jun-26        6.330             6.330                 6.330
 266    25-Jul-26        6.330             6.330                 6.330
 267    25-Aug-26        6.330             6.330                 6.330
 268    25-Sep-26        6.330             6.330                 6.330
 269    25-Oct-26        6.330             6.330                 6.330
 270    25-Nov-26        6.330             6.330                 6.330
 271    25-Dec-26        6.330             6.330                 6.330
 272    25-Jan-27        6.331             6.331                 6.331
 273    25-Feb-27        6.331             6.331                 6.331
 274    25-Mar-27        6.331             6.331                 6.331
 275    25-Apr-27        6.331             6.331                 6.331
 276    25-May-27        6.331             6.331                 6.331
 277    25-Jun-27        6.331             6.331                 6.331
 278    25-Jul-27        6.331             6.331                 6.331
 279    25-Aug-27        6.331             6.331                 6.331
 280    25-Sep-27        6.331             6.331                 6.331
 281    25-Oct-27        6.331             6.331                 6.331
 282    25-Nov-27        6.331             6.331                 6.331
 283    25-Dec-27        6.332             6.332                 6.332
 284    25-Jan-28        6.332             6.332                 6.332
 285    25-Feb-28        6.332             6.332                 6.332
 286    25-Mar-28        6.332             6.332                 6.332
 287    25-Apr-28        6.332             6.332                 6.332
 288    25-May-28        6.332             6.332                 6.332
 289    25-Jun-28        6.332             6.332                 6.332
 290    25-Jul-28        6.332             6.332                 6.332
 291    25-Aug-28        6.332             6.332                 6.332
 292    25-Sep-28        6.333             6.333                 6.333
 293    25-Oct-28        6.333             6.333                 6.333
 294    25-Nov-28        6.333             6.333                 6.333
 295    25-Dec-28        6.333             6.333                 6.333
 296    25-Jan-29        6.333             6.333                 6.333
 297    25-Feb-29        6.333             6.333                 6.333
 298    25-Mar-29        6.333             6.333                 6.333
 299    25-Apr-29        6.334             6.334                 6.334
 300    25-May-29        6.334             6.334                 6.334
 301    25-Jun-29        6.334             6.334                 6.334
 302    25-Jul-29        6.334             6.334                 6.334
 303    25-Aug-29        6.334             6.334                 6.334
 304    25-Sep-29        6.334             6.334                 6.334
 305    25-Oct-29        6.335             6.335                 6.335
 306    25-Nov-29        6.335             6.335                 6.335
 307    25-Dec-29        6.335             6.335                 6.335
 308    25-Jan-30        6.335             6.335                 6.335
 309    25-Feb-30        6.335             6.335                 6.335
 310    25-Mar-30        6.336             6.336                 6.336
 311    25-Apr-30        6.336             6.336                 6.336
 312    25-May-30        6.336             6.336                 6.336
 313    25-Jun-30        6.336             6.336                 6.336
 314    25-Jul-30        6.337             6.337                 6.337
 315    25-Aug-30        6.337             6.337                 6.337
 316    25-Sep-30        6.337             6.337                 6.337
 317    25-Oct-30        6.338             6.338                 6.338
 318    25-Nov-30        6.338             6.338                 6.338
 319    25-Dec-30        6.338             6.338                 6.338
 320    25-Jan-31        6.339             6.339                 6.339
 321    25-Feb-31        6.339             6.339                 6.339
 322    25-Mar-31        6.339             6.339                 6.339
 323    25-Apr-31        6.340             6.340                 6.340
 324    25-May-31        6.340             6.340                 6.340
 325    25-Jun-31        6.341             6.341                 6.341
 326    25-Jul-31        6.341             6.341                 6.341
 327    25-Aug-31        6.342             6.342                 6.342
 328    25-Sep-31        6.342             6.342                 6.342
 329    25-Oct-31        6.343             6.343                 6.343
 330    25-Nov-31        6.344             6.344                 6.344
 331    25-Dec-31        6.345             6.345                 6.345
 332    25-Jan-32        6.346             6.346                 6.346
 333    25-Feb-32        6.346             6.346                 6.346
 334    25-Mar-32        6.348             6.348                 6.348
 335    25-Apr-32        6.349             6.349                 6.349
 336    25-May-32        6.350             6.350                 6.350
 337    25-Jun-32        6.352             6.352                 6.352
 338    25-Jul-32        6.353             6.353                 6.353
 339    25-Aug-32        6.355             6.355                 6.355
 340    25-Sep-32        6.358             6.358                 6.358
 341    25-Oct-32        6.360             6.360                 6.360
 342    25-Nov-32        6.363             6.363                 6.363
 343    25-Dec-32        6.368             6.368                 6.368
 344    25-Jan-33        6.372             6.372                 6.372
 345    25-Feb-33        6.379             6.379                 6.379
 346    25-Mar-33        6.388             6.388                 6.388
 347    25-Apr-33        6.400             6.400                 6.400
 348    25-May-33        6.407             6.407                 6.407
 349    25-Jun-33        6.416             6.416                 6.416
 350    25-Jul-33        6.431             6.431                 6.431
 351    25-Aug-33        6.421             6.421                 6.421
 352    25-Sep-33        6.400             6.400                 6.400
 353    25-Oct-33        6.335             6.335                 6.335
 354    25-Nov-33        6.382             6.382                 6.382
 355    25-Dec-33        6.380             6.380                 6.380
 356    25-Jan-34        6.386             6.386                 6.386
 357    25-Feb-34        6.386             6.386                 6.386
 358    25-Mar-34        6.363             6.363                 6.363


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3

             Fwd Curve            Fwd + 200bps         Fwd + 300bps

                1mL                   1mL                   1mL
   1            1.10805               3.10805              4.10805
   2            1.29966               3.29966              4.29966
   3            1.51511               3.51511              4.51511
   4            1.67042               3.67042              4.67042
   5            1.82037               3.82037              4.82037
   6            1.98111               3.98111              4.98111
   7            2.14177               4.14177              5.14177
   8            2.33667               4.33667              5.33667
   9            2.47494               4.47494              5.47494
  10            2.63004               4.63004              5.63004
  11            2.79487               4.79487              5.79487
  12            2.95417               4.95417              5.95417
  13            3.10408               5.10408              6.10408
  14            3.27081               5.27081              6.27081
  15            3.41617               5.41617              6.41617
  16            3.53607               5.53607              6.53607
  17            3.65520               5.65520              6.65520
  18            3.77269               5.77269              6.77269
  19            3.88521               5.88521              6.88521
  20            4.04295               6.04295              7.04295
  21            4.10433               6.10433              7.10433
  22            4.20815               6.20815              7.20815
  23            4.32109               6.32109              7.32109
  24            4.41673               6.41673              7.41673
  25            4.48404               6.48404              7.48404
  26            4.55903               6.55903              7.55903
  27            4.63707               6.63707              7.63707
  28            4.71410               6.71410              7.71410
  29            4.78172               6.78172              7.78172
  30            4.84654               6.84654              7.84654
  31            4.91081               6.91081              7.91081
  32            4.96331               6.96331              7.96331
  33            5.01311               7.01311              8.01311
  34            5.05721               7.05721              8.05721
  35            5.09912               7.09912              8.09912
  36            5.13667               7.13667              8.13667
  37            5.19628               7.19628              8.19628
  38            5.26257               7.26257              8.26257
  39            5.32445               7.32445              8.32445
  40            5.38418               7.38418              8.38418
  41            5.43502               7.43502              8.43502
  42            5.48173               7.48173              8.48173
  43            5.52373               7.52373              8.52373
  44            5.55922               7.55922              8.55922
  45            5.59192               7.59192              8.59192
  46            5.61560               7.61560              8.61560
  47            5.63429               7.63429              8.63429
  48            5.64905               7.64905              8.64905
  49            5.68047               7.68047              8.68047
  50            5.72022               7.72022              8.72022
  51            5.76104               7.76104              8.76104
  52            5.79304               7.79304              8.79304
  53            5.82369               7.82369              8.82369
  54            5.85347               7.85347              8.85347
  55            5.87750               7.87750              8.87750
  56            5.90060               7.90060              8.90060
  57            5.92051               7.92051              8.92051
  58            5.93520               7.93520              8.93520
  59            5.95003               7.95003              8.95003
  60            5.96289               7.96289              8.96289
  61            5.98148               7.98148              8.98148
  62            6.00685               8.00685              9.00685
  63            6.03211               8.03211              9.03211
  64            6.05349               8.05349              9.05349
  65            6.07335               8.07335              9.07335
  66            6.09226               8.09226              9.09226
  67            6.10833               8.10833              9.10833
  68            6.12509               8.12509              9.12509
  69            6.13611               8.13611              9.13611
  70            6.14596               8.14596              9.14596
  71            6.15658               8.15658              9.15658
  72            6.16445               8.16445              9.16445
  73            6.17817               8.17817              9.17817
  74            6.19538               8.19538              9.19538
  75            6.21204               8.21204              9.21204
  76            6.22702               8.22702              9.22702
  77            6.24131               8.24131              9.24131
  78            6.25160               8.25160              9.25160
  79            6.26235               8.26235              9.26235
  80            6.27276               8.27276              9.27276
  81            6.27957               8.27957              9.27957
  82            6.28458               8.28458              9.28458
  83            6.29298               8.29298              9.29298
  84            6.29287               8.29287              9.29287
  85            6.30118               8.30118              9.30118
  86            6.31026               8.31026              9.31026
  87            6.31687               8.31687              9.31687
  88            6.32612               8.32612              9.32612
  89            6.33456               8.33456              9.33456
  90            6.34231               8.34231              9.34231
  91            6.35050               8.35050              9.35050
  92            6.35940               8.35940              9.35940
  93            6.36789               8.36789              9.36789
  94            6.37499               8.37499              9.37499
  95            6.38437               8.38437              9.38437
  96            6.39221               8.39221              9.39221
  97            6.40444               8.40444              9.40444
  98            6.41249               8.41249              9.41249
  99            6.42395               8.42395              9.42395
 100            6.43411               8.43411              9.43411
 101            6.44086               8.44086              9.44086
 102            6.44954               8.44954              9.44954
 103            6.45650               8.45650              9.45650
 104            6.46197               8.46197              9.46197
 105            6.46909               8.46909              9.46909
 106            6.47060               8.47060              9.47060
 107            6.47455               8.47455              9.47455
 108            6.47792               8.47792              9.47792
 109            6.48481               8.48481              9.48481
 110            6.49035               8.49035              9.49035
 111            6.49808               8.49808              9.49808
 112            6.50424               8.50424              9.50424
 113            6.50910               8.50910              9.50910
 114            6.51583               8.51583              9.51583
 115            6.51709               8.51709              9.51709
 116            6.52233               8.52233              9.52233
 117            6.52599               8.52599              9.52599
 118            6.52596               8.52596              9.52596
 119            6.52882               8.52882              9.52882
 120            6.52999               8.52999              9.52999
 121            6.53256               8.53256              9.53256
 122            6.53474               8.53474              9.53474
 123            6.53956               8.53956              9.53956
 124            6.54035               8.54035              9.54035
 125            6.54410               8.54410              9.54410
 126            6.54878               8.54878              9.54878
 127            6.55059               8.55059              9.55059
 128            6.55547               8.55547              9.55547
 129            6.55945               8.55945              9.55945
 130            6.56160               8.56160              9.56160
 131            6.56749               8.56749              9.56749
 132            6.57322               8.57322              9.57322
 133            6.57269               8.57269              9.57269
 134            6.57578               8.57578              9.57578
 135            6.57973               8.57973              9.57973
 136            6.58201               8.58201              9.58201
 137            6.58610               8.58610              9.58610
 138            6.59158               8.59158              9.59158
 139            6.59657               8.59657              9.59657
 140            6.60493               8.60493              9.60493
 141            6.60968               8.60968              9.60968
 142            6.61708               8.61708              9.61708
 143            6.62815               8.62815              9.62815
 144            6.63433               8.63433              9.63433
 145            6.64629               8.64629              9.64629
 146            6.65734               8.65734              9.65734
 147            6.66453               8.66453              9.66453
 148            6.67359               8.67359              9.67359
 149            6.68060               8.68060              9.68060
 150            6.68582               8.68582              9.68582
 151            6.69051               8.69051              9.69051
 152            6.69484               8.69484              9.69484
 153            6.69753               8.69753              9.69753
 154            6.69721               8.69721              9.69721
 155            6.70022               8.70022              9.70022
 156            6.69792               8.69792              9.69792
 157            6.70211               8.70211              9.70211
 158            6.70700               8.70700              9.70700
 159            6.71054               8.71054              9.71054
 160            6.71603               8.71603              9.71603
 161            6.71577               8.71577              9.71577
 162            6.72045               8.72045              9.72045
 163            6.72210               8.72210              9.72210
 164            6.72050               8.72050              9.72050
 165            6.72265               8.72265              9.72265
 166            6.72045               8.72045              9.72045
 167            6.72140               8.72140              9.72140
 168            6.71921               8.71921              9.71921
 169            6.72298               8.72298              9.72298
 170            6.72358               8.72358              9.72358
 171            6.72798               8.72798              9.72798
 172            6.73013               8.73013              9.73013
 173            6.72859               8.72859              9.72859
 174            6.72906               8.72906              9.72906
 175            6.72710               8.72710              9.72710
 176            6.72341               8.72341              9.72341
 177            6.72092               8.72092              9.72092
 178            6.71244               8.71244              9.71244
 179            6.70703               8.70703              9.70703
 180            6.70039               8.70039              9.70039
 181            6.69727               8.69727              9.69727
 182            6.69354               8.69354              9.69354
 183            6.69283               8.69283              9.69283
 184            6.69067               8.69067              9.69067
 185            6.68780               8.68780              9.68780
 186            6.68721               8.68721              9.68721
 187            6.68161               8.68161              9.68161
 188            6.68092               8.68092              9.68092
 189            6.67869               8.67869              9.67869
 190            6.67338               8.67338              9.67338
 191            6.67232               8.67232              9.67232
 192            6.67026               8.67026              9.67026
 193            6.66391               8.66391              9.66391
 194            6.66192               8.66192              9.66192
 195            6.65957               8.65957              9.65957
 196            6.65464               8.65464              9.65464
 197            6.65093               8.65093              9.65093
 198            6.64764               8.64764              9.64764
 199            6.64300               8.64300              9.64300
 200            6.64054               8.64054              9.64054
 201            6.63374               8.63374              9.63374
 202            6.62902               8.62902              9.62902
 203            6.62646               8.62646              9.62646
 204            6.62173               8.62173              9.62173
 205            6.61634               8.61634              9.61634
 206            6.61151               8.61151              9.61151
 207            6.60707               8.60707              9.60707
 208            6.60182               8.60182              9.60182
 209            6.59696               8.59696              9.59696
 210            6.58973               8.58973              9.58973
 211            6.58496               8.58496              9.58496
 212            6.58039               8.58039              9.58039
 213            6.57330               8.57330              9.57330
 214            6.56646               8.56646              9.56646
 215            6.56340               8.56340              9.56340
 216            6.55424               8.55424              9.55424
 217            6.54992               8.54992              9.54992
 218            6.54387               8.54387              9.54387
 219            6.53553               8.53553              9.53553
 220            6.53014               8.53014              9.53014
 221            6.52321               8.52321              9.52321
 222            6.51568               8.51568              9.51568
 223            6.50873               8.50873              9.50873
 224            6.50212               8.50212              9.50212
 225            6.49468               8.49468              9.49468
 226            6.48573               8.48573              9.48573
 227            6.48061               8.48061              9.48061
 228            6.47117               8.47117              9.47117
 229            6.46463               8.46463              9.46463
 230            6.45655               8.45655              9.45655
 231            6.44789               8.44789              9.44789
 232            6.44114               8.44114              9.44114
 233            6.42993               8.42993              9.42993
 234            6.42390               8.42390              9.42390
 235            6.41531               8.41531              9.41531
 236            6.40332               8.40332              9.40332
 237            6.39718               8.39718              9.39718
 238            6.38806               8.38806              9.38806
 239            6.37798               8.37798              9.37798
 240            6.36962               8.36962              9.36962
 241            6.36029               8.36029              9.36029
 242            6.34782               8.34782              9.34782
 243            6.33851               8.33851              9.33851
 244            6.32792               8.32792              9.32792
 245            6.31713               8.31713              9.31713
 246            6.30841               8.30841              9.30841
 247            6.29579               8.29579              9.29579
 248            6.28808               8.28808              9.28808
 249            6.27881               8.27881              9.27881
 250            6.26747               8.26747              9.26747
 251            6.25987               8.25987              9.25987
 252            6.25106               8.25106              9.25106
 253            6.24283               8.24283              9.24283
 254            6.23370               8.23370              9.23370
 255            6.22663               8.22663              9.22663
 256            6.21613               8.21613              9.21613
 257            6.20889               8.20889              9.20889
 258            6.20198               8.20198              9.20198
 259            6.19271               8.19271              9.19271
 260            6.18641               8.18641              9.18641
 261            6.17898               8.17898              9.17898
 262            6.17051               8.17051              9.17051
 263            6.16538               8.16538              9.16538
 264            6.15892               8.15892              9.15892
 265            6.15077               8.15077              9.15077
 266            6.14511               8.14511              9.14511
 267            6.13984               8.13984              9.13984
 268            6.13267               8.13267              9.13267
 269            6.12693               8.12693              9.12693
 270            6.12179               8.12179              9.12179
 271            6.11579               8.11579              9.11579
 272            6.11188               8.11188              9.11188
 273            6.10463               8.10463              9.10463
 274            6.09951               8.09951              9.09951
 275            6.09647               8.09647              9.09647
 276            6.09182               8.09182              9.09182
 277            6.08693               8.08693              9.08693
 278            6.08280               8.08280              9.08280
 279            6.07929               8.07929              9.07929
 280            6.07539               8.07539              9.07539
 281            6.07214               8.07214              9.07214
 282            6.06715               8.06715              9.06715
 283            6.06449               8.06449              9.06449
 284            6.06236               8.06236              9.06236
 285            6.05838               8.05838              9.05838
 286            6.05523               8.05523              9.05523
 287            6.05421               8.05421              9.05421
 288            6.05032               8.05032              9.05032
 289            6.04919               8.04919              9.04919
 290            6.04716               8.04716              9.04716
 291            6.04484               8.04484              9.04484
 292            6.04468               8.04468              9.04468
 293            6.04070               8.04070              9.04070
 294            6.04100               8.04100              9.04100
 295            6.04039               8.04039              9.04039
 296            6.03798               8.03798              9.03798
 297            6.03830               8.03830              9.03830
 298            6.03627               8.03627              9.03627
 299            6.03744               8.03744              9.03744
 300            6.03675               8.03675              9.03675
 301            6.03324               8.03324              9.03324
 302            6.02261               8.02261              9.02261
 303            6.01649               8.01649              9.01649
 304            6.00906               8.00906              9.00906
 305            6.00010               8.00010              9.00010
 306            5.99397               7.99397              8.99397
 307            5.98683               7.98683              8.98683
 308            5.97952               7.97952              8.97952
 309            5.97420               7.97420              8.97420
 310            5.96536               7.96536              8.96536
 311            5.96010               7.96010              8.96010
 312            5.95483               7.95483              8.95483
 313            5.94998               7.94998              8.94998
 314            5.94298               7.94298              8.94298
 315            5.93874               7.93874              8.93874
 316            5.93357               7.93357              8.93357
 317            5.92820               7.92820              8.92820
 318            5.92486               7.92486              8.92486
 319            5.91799               7.91799              8.91799
 320            5.91537               7.91537              8.91537
 321            5.91171               7.91171              8.91171
 322            5.90605               7.90605              8.90605
 323            5.90361               7.90361              8.90361
 324            5.90030               7.90030              8.90030
 325            5.89763               7.89763              8.89763
 326            5.89420               7.89420              8.89420
 327            5.89284               7.89284              8.89284
 328            5.88837               7.88837              8.88837
 329            5.88665               7.88665              8.88665
 330            5.88551               7.88551              8.88551
 331            5.88221               7.88221              8.88221
 332            5.88156               7.88156              8.88156
 333            5.88012               7.88012              8.88012
 334            5.87797               7.87797              8.87797
 335            5.87796               7.87796              8.87796
 336            5.87717               7.87717              8.87717
 337            5.87613               7.87613              8.87613
 338            5.87579               7.87579              8.87579
 339            5.87614               7.87614              8.87614
 340            5.87623               7.87623              8.87623
 341            5.87703               7.87703              8.87703
 342            5.87612               7.87612              8.87612
 343            5.87732               7.87732              8.87732
 344            5.87925               7.87925              8.87925
 345            5.87948               7.87948              8.87948
 346            5.87984               7.87984              8.87984
 347            5.88385               7.88385              8.88385
 348            5.88326               7.88326              8.88326
 349            5.88666               7.88666              8.88666
 350            5.88946               7.88946              8.88946
 351            5.89048               7.89048              8.89048
 352            5.89408               7.89408              8.89408
 353            5.89702               7.89702              8.89702
 354            5.89965               7.89965              8.89965
 355            5.90292               7.90292              8.90292
 356            5.90695               7.90695              8.90695
 357            5.91077               7.91077              8.91077
 358            5.91316               7.91316              8.91316
 359            5.91922               7.91922              8.91922
 360            5.92214               7.92214              8.92214
 361            5.92668               7.92668              8.92668

                                                 14:38 WEDNESDAY, MAY 19, 2004 1

                              UPDATED POSITIONS MAY
                            PORTFOLIO SUMMARY REPORT
                        PREPARED BY GOLDMAN, SACHS & CO.

-----------------------------------------------------------------------------------------------------------------------------------
PG   POOL CLASSIFICATION                 LOANS    SCHED BALANCE    GROSS WAC    NET WAC   ORIG WA    ST WAM      AM WAM         AGE
-----------------------------------------------------------------------------------------------------------------------------------
0001 FIRSTARIZONA     , IN POOL            612     $116,415,647        6.710      6.174       351       349         348           3
0002 FREMONT          , IN POOL            683     $136,713,791        6.808      6.302       352       345         345           7
0003 WELLSFARGO       , IN POOL          1,007     $169,673,904        6.803      6.422       360       357         356           3
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                           2,302     $422,803,341
-----------------------------------------------------------------------------------------------------------------------------------


DISCLAIMER:

COPYRIGHT (C) 2001 BY GOLDMAN, SACHS & CO.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION, AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS, AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. THE MATERIAL IS BASED UPON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. OPINIONS EXPRESSED ARE OUR CURRENT OPINIONS AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. WHILE WE ENDEAVOR TO UPDATE ON A REASONABLE BASIS THE INFORMATION DISCUSSED IN THIS MATERIAL, THERE MAY BE REGULATORY, COMPLIANCE, OR OTHER REASONS THAT PREVENT US FROM DOING SO. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES, OR DERIVATIVES (INCLUDING OPTIONS) THEREOF, OF COMPANIES MENTIONED HEREIN. NO PART OF THIS MATERIAL MAY BE (I) COPIED, PHOTOCOPIED, OR DUPLICATED IN ANY FORM, BY ANY MEANS, OR (II) REDISTRIBUTED WITHOUT GOLDMAN, SACHS & CO.'S PRIOR WRITTEN CONSENT. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND/OR ONE OF ITS AFFILIATES AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE SECURITIES AND FUTURES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. THIS MATERIAL IS DISTRIBUTED IN HONG KONG BY GOLDMAN SACHS (ASIA) L.L.C., IN JAPAN BY GOLDMAN SACHS (JAPAN) LTD., AND IN SINGAPORE THROUGH GOLDMAN SACHS (SINGAPORE) PTE. THIS MATERIAL IS NOT FOR DISTRIBUTION IN THE UNITED KINGDOM TO PRIVATE CUSTOMERS, AS THAT TERM IS DEFINED UNDER THE RULES OF THE SECURITIES AND FUTURES AUTHORITY; AND ANY INVESTMENTS, INCLUDING ANY CONVERTIBLE BONDS OR DERIVATIVES, MENTIONED IN THIS MATERIAL WILL NOT BE MADE AVAILABLE BY US TO ANY SUCH PRIVATE CUSTOMER. NEITHER GOLDMAN, SACHS & CO. NOR ITS REPRESENTATIVE IN SEOUL, KOREA, IS LICENSED TO ENGAGE IN THE SECURITIES BUSINESS IN THE REPUBLIC OF KOREA. GOLDMAN SACHS INTERNATIONAL AND ITS NON-U.S. AFFILIATES MAY, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, HAVE ACTED UPON OR USED THIS RESEARCH, TO THE EXTENT IT RELATES TO NON-U.S. ISSUERS, PRIOR TO OR IMMEDIATELY FOLLOWING ITS PUBLICATION. FOREIGN-CURRENCY-DENOMINATED SECURITIES ARE SUBJECT TO FLUCTUATIONS IN EXCHANGE RATES THAT COULD HAVE AN ADVERSE EFFECT ON THE VALUE OR PRICE OF, OR INCOME DERIVED FROM, THE INVESTMENT. IN ADDITION, INVESTORS IN CERTAIN SECURITIES SUCH AS ADRS, THE VALUES OF WHICH ARE INFLUENCED BY FOREIGN CURRENCIES, EFFECTIVELY ASSUME CURRENCY RISK. FURTHER INFORMATION ON ANY OF THE SECURITIES MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST, AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M. S.P.A. IN MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET, AND PERSONS IN HONG KONG SHOULD CONTACT GOLDMAN SACHS (ASIA) L.L.C. AT 3 GARDEN ROAD. UNLESS GOVERNING LAW PERMITS OTHERWISE, YOU MUST CONTACT A GOLDMAN SACHS ENTITY IN YOUR HOME JURISDICTION IF YOU WANT TO USE OUR SERVICES IN EFFECTING A TRANSACTION IN THE SECURITIES MENTIONED IN THIS MATERIAL.

PROJECT:             UPDATED POSITIONS MAY        MAY 19, 2004  14:38  PAGE 0001
DEAL                 FIRSTARIZONA
POOL                 IN POOL

-----------------------------------------------------------------------------------------------------------------------------------
| LOANS|    SCHED BALANCE|    GROSS WAC|    NET WAC|  ORIG WA| ST WAM| AM WAM|     AGE|      OLTV| COMB    LTV|  FICO|      DTI|
|      |                 |             |           |         |       |       |        |          |            |      |         |
-----------------------------------------------------------------------------------------------------------------------------------
|   612|     $116,415,647|        6.710|    6.174  |      351|    349|    348|       3|      79.2|        79.5|   686|    34.87|
|      |                 |             |           |         |       |       |        |          |            |      |         |
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
|GROSS RATE              |SCHED BALANCE                |ORIG TERM                  |ST TERM                  |ST AM TERM
-----------------------------------------------------------------------------------------------------------------------------------
|4.50 - 4.749%   0.35    |  $25,001-$ 50,000      0.90 |176- 180 MONT         4.73 |171 - 175 MONT      0.11 |OTHER/UNKNOWN  15.26|
|4.75 - 4.99%    1.35    |  $50,001-$ 75,000      3.29 |356- 360 MONT        95.27 |176 - 180 MONT      4.62 |171 - 175 MONT  0.31|
|5.00 - 5.249%  10.90    |  $75,001-$100,000      5.74 |                           |341 - 345 MONT      0.24 |176 - 180 MONT  3.87|
|5.25 - 5.49%    4.82    | $100,001-$120,000      4.99 |                           |351 - 355 MONT      1.87 |301 - 340 MONT  0.07|
|5.50 - 5.749%   3.48    | $120,001-$140,000      6.17 |                           |356 - 360 MONT     93.16 |341 - 345 MONT  0.57|
|5.75 - 5.99%    3.49    | $140,001-$160,000      7.63 |                           |                         |346 - 350 MONT  0.19|
|6.00 - 6.249%   3.73    | $160,001-$180,000      6.24 |                           |                         |351 - 355 MONT  5.61|
|6.25 - 6.49%    4.27    | $180,001-$200,000      4.74 |                           |                         |356 - 360 MONT 74.13|
|6.50 - 6.749%   7.22    | $200,001-$250,000     10.96 |                           |                         |
|6.75 - 6.99%   10.13    | $250,001-$300,000     12.45 |                           |                         |
|7.00 - 7.249%  11.39    | $300,001-$350,000      8.33 |                           |                         |
|7.25 - 7.49%   11.53    | $350,001-$400,000      7.73 |                           |                         |
|7.50 - 7.749%  12.85    | $400,001-$450,000      6.21 |                           |                         |
|7.75 - 7.99%    8.96    | $450,001-$500,000      4.90 |                           |                         |
|8.00 - 8.249%   2.91    | $500,001-$550,000      2.73 |                           |                         |
|8.25 - 8.49%    1.68    | $550,001-$600,000      1.53 |                           |                         |
|8.50 - 8.749%   0.89    | $600,001-$650,000      3.28 |                           |                         |
|8.75 - 8.99%    0.04    | $750,001-$800,000      0.67 |                           |                         |
|                        | $800,001-$900,000      0.69 |                           |                         |
|                        | $900,001-$1000,00      0.83 |                           |                         |
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------
|GROSS RATE             |AGE              |
-------------------------------------------
|4.50 - 4.749%     0.35 |  2         61.07|
|4.75 - 4.99%      1.35 |  3         32.50|
|5.00 - 5.249%    10.90 |  4          4.22|
|5.25 - 5.49%      4.82 |  5          1.49|
|5.50 - 5.749%     3.48 |  6          0.44|
|5.75 - 5.99%      3.49 |  7          0.05|
|6.00 - 6.249%     3.73 | 17          0.24|
|6.25 - 6.49%      4.27 |                 |
|6.50 - 6.749%     7.22 |                 |
|6.75 - 6.99%     10.13 |                 |
|7.00 - 7.249%    11.39 |                 |
|7.25 - 7.49%     11.53 |                 |
|7.50 - 7.749%    12.85 |                 |
|7.75 - 7.99%      8.96 |                 |
|8.00 - 8.249%     2.91 |                 |
|8.25 - 8.49%      1.68 |                 |
|8.50 - 8.749%     0.89 |                 |
|8.75 - 8.99%      0.04 |                 |
|                       |                 |
|                       |                 |
-------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
|GEOGRAPHY                |ORIG LTV              |COMB LTV             |FICO             |PRODUCT         |SILENT
-----------------------------------------------------------------------------------------------------------------------------------
|CALIFORNIA         15.99 | 0.01-50.00%    8.68  |0.01-50.00%     8.68 |MISSING    0.25  |FIXED    100.00 |N        98.84
|NEW YORK           15.62 | 50.01-60.00%   7.83  |50.01-60.00%    7.83 |580-599    1.31  |                |Y         1.16
|FLORIDA            15.41 | 60.01-65.00%   2.61  |60.01-65.00%    2.61 |600-619    2.06  |                |
|ILLINOIS            5.54 | 65.01-70.00%   7.66  |65.01-70.00%    7.27 |620-649   22.03  |                |
|ARIZONA             5.03 | 70.01-75.00%   4.60  |70.01-75.00%    4.47 |650-699   38.16  |                |
|NEW JERSEY          4.13 | 75.01-80.00%  19.73  |75.01-80.00%   19.09 |700-749   24.77  |                |
|MASSACHUSETTS       4.00 | 80.01-85.00%   2.87  |80.01-85.00%    2.87 |750-799   10.59  |                |
|CONNECTICUT         3.47 | 85.01-90.00%  13.47  |85.01-90.00%   13.47 |800+       0.84  |                |
|VIRGINIA            3.00 | 90.01-95.00%  31.01  |90.01-95.00%   31.10 |                 |                |
|*MORE*             27.80 |*MORE*          1.54  |*MORE*          2.60 |                 |                |
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
|PROPERTY TYPE            |PURPOSE                  |OCCUPANCY                |DOCS                   |UNITS
--------------------------------------------------------------------------------------------------------------------
|SINGLE FAMILY      61.01 |PURCHASE           53.98 |OWNER OCCUPIED     90.88 |NO DOC         49.35   | 1     85.83
|PUD                18.34 |CASHOUT REFI       33.63 |NON-OWNER           7.46 |STATED INCO    31.93   | 2     10.21
|2-4 FAMILY         14.17 |RATE/TERM REFI     12.40 |SECOND HOME         1.67 |FULL DOC       12.64   | 3      2.64
|CONDO               6.49 |                         |                         |STATED          3.60   | 4      1.33
|                         |                         |                         |STATED ASSE     2.47   |
|                         |                         |                         |                       |
|                         |                         |                         |                       |
--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
|PROPERTY TYPE            | DTI                 |MI
-------------------------------------------------------------------------------
|SINGLE FAMILY      61.01 | MISSING       51.82 |OLTV LE 80               51.11
|PUD                18.34 | 10.01-20.00%   2.28 |MORTGAGE GUARANTY        25.58
|2-4 FAMILY         14.17 | 20.01-30.00%  10.30 |RADIAN GUARANTY          21.54
|CONDO              6.49  | 30.01-40.00%  23.11 |PMI MORTGAGE INSURANCE    1.77
|                         | 40.01-50.00%  12.48 |
|                         |                     |
|                         |                     |
-------------------------------------------------------------------------------


---------------------------------------------
|PREPAY TERM      |SELF EMPLOYEE |IO FLAG
---------------------------------------------
|    60     33.85 |N      86.30  |N     84.74
|     0     25.74 |Y      13.70  |Y     15.26
|    36     18.74 |              |
|    12     14.87 |              |
|    24      6.81 |              |
|                 |              |
|                 |              |
|                 |              |
---------------------------------------------

DISCLAIMER:

COPYRIGHT (C) 2001 BY GOLDMAN, SACHS & CO.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION, AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS, AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. THE MATERIAL IS BASED UPON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. OPINIONS EXPRESSED ARE OUR CURRENT OPINIONS AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. WHILE WE ENDEAVOR TO UPDATE ON A REASONABLE BASIS THE INFORMATION DISCUSSED IN THIS MATERIAL, THERE MAY BE REGULATORY, COMPLIANCE, OR OTHER REASONS THAT PREVENT US FROM DOING SO. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES, OR DERIVATIVES (INCLUDING OPTIONS) THEREOF, OF COMPANIES MENTIONED HEREIN. NO PART OF THIS MATERIAL MAY BE (I) COPIED, PHOTOCOPIED, OR DUPLICATED IN ANY FORM, BY ANY MEANS, OR (II) REDISTRIBUTED WITHOUT GOLDMAN, SACHS & CO.'S PRIOR WRITTEN CONSENT. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND/OR ONE OF ITS AFFILIATES AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE SECURITIES AND FUTURES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. THIS MATERIAL IS DISTRIBUTED IN HONG KONG BY GOLDMAN SACHS (ASIA) L.L.C., IN JAPAN BY GOLDMAN SACHS (JAPAN) LTD., AND IN SINGAPORE THROUGH GOLDMAN SACHS (SINGAPORE) PTE. THIS MATERIAL IS NOT FOR DISTRIBUTION IN THE UNITED KINGDOM TO PRIVATE CUSTOMERS, AS THAT TERM IS DEFINED UNDER THE RULES OF THE SECURITIES AND FUTURES AUTHORITY; AND ANY INVESTMENTS, INCLUDING ANY CONVERTIBLE BONDS OR DERIVATIVES, MENTIONED IN THIS MATERIAL WILL NOT BE MADE AVAILABLE BY US TO ANY SUCH PRIVATE CUSTOMER. NEITHER GOLDMAN, SACHS & CO. NOR ITS REPRESENTATIVE IN SEOUL, KOREA, IS LICENSED TO ENGAGE IN THE SECURITIES BUSINESS IN THE REPUBLIC OF KOREA. GOLDMAN SACHS INTERNATIONAL AND ITS NON-U.S. AFFILIATES MAY, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, HAVE ACTED UPON OR USED THIS RESEARCH, TO THE EXTENT IT RELATES TO NON-U.S. ISSUERS, PRIOR TO OR IMMEDIATELY FOLLOWING ITS PUBLICATION. FOREIGN-CURRENCY-DENOMINATED SECURITIES ARE SUBJECT TO FLUCTUATIONS IN EXCHANGE RATES THAT COULD HAVE AN ADVERSE EFFECT ON THE VALUE OR PRICE OF, OR INCOME DERIVED FROM, THE INVESTMENT. IN ADDITION, INVESTORS IN CERTAIN SECURITIES SUCH AS ADRS, THE VALUES OF WHICH ARE INFLUENCED BY FOREIGN CURRENCIES, EFFECTIVELY ASSUME CURRENCY RISK. FURTHER INFORMATION ON ANY OF THE SECURITIES MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST, AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M. S.P.A. IN MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET, AND PERSONS IN HONG KONG SHOULD CONTACT GOLDMAN SACHS (ASIA) L.L.C. AT 3 GARDEN ROAD. UNLESS GOVERNING LAW PERMITS OTHERWISE, YOU MUST CONTACT A GOLDMAN SACHS ENTITY IN YOUR HOME JURISDICTION IF YOU WANT TO USE OUR SERVICES IN EFFECTING A TRANSACTION IN THE SECURITIES MENTIONED IN THIS MATERIAL.

 _______   PROJECT:      UPDATED POSITIONS   MAY  MAY 19, 2004  14:38  PAGE 0002
|GOLDMAN|  DEAL          FREMONT
|SACHS  |  POOL          IN POOL
|       |
|-------|

-----------------------------------------------------------------------------------------------------------------------------------
| LOANS |    SCHED BALANCE |       GROSS WAC|    NET WAC |ORIG WA | ST WAM | AM WAM |  AGE | OLTV |COMB LTV |  FICO |   DTI |
-----------------------------------------------------------------------------------------------------------------------------------
|   683 |     $136,713,791 |           6.808|     6.302  |    352 |    345 |    345 |    7 | 78.4 |    79.5 |   656 | 40.46 |
|       |                  |                |            |        |        |        |             |         |       |       |
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 GROSS RATE              |SCHED BALANCE               |ORIG TERM              |ST TERM                |ST AM TERM
-----------------------------------------------------------------------------------------------------------------------------------
|5.50 - 5.749%      0.22 |  $25,001-$ 50,000     0.07 |1 - 120 MONTHS    0.07 |1 - 120 MONTHS    0.07 |1 - 120 MONTHS  0.07
|5.75 - 5.99%       2.28 |  $50,001-$ 75,000     1.08 |176 - 180 MONT    2.61 |171 - 175 MONT    2.61 |166 - 170 MONT  0.10
|6.00 - 6.249%      0.98 |  $75,001-$100,000     3.31 |181 - 240 MONT    2.17 |181 - 240 MONT    2.17 |171 - 175 MONT  2.52
|6.25 - 6.49%      31.20 | $100,001-$120,000     4.01 |241 - 300 MONT    0.36 |241 - 300 MONT    0.36 |181 - 240 MONT  2.17
|6.50 - 6.749%     15.20 | $120,001-$140,000     4.64 |356 - 360 MONT   94.78 |351 - 355 MONT   94.78 |241 - 300 MONT  0.36
|6.75 - 6.99%      23.34 | $140,001-$160,000     8.66 |                       |                       |301 - 340 MONT  0.74
|7.00 - 7.249%      3.43 | $160,001-$180,000     8.92 |                       |                       |341 - 345 MONT  0.38
|7.25 - 7.49%       8.69 | $180,001-$200,000     8.77 |                       |                       |346 - 350 MONT  4.67
|7.50 - 7.749%      4.98 | $200,001-$250,000    18.60 |                       |                       |351 - 355 MONT 88.99
|7.75 - 7.99%       5.86 | $250,001-$300,000    18.88 |                       |                       |
|8.00 - 8.249%      0.98 | $300,001-$350,000    10.23 |                       |                       |
|8.25 - 8.49%       1.42 | $350,001-$400,000     7.73 |                       |                       |
|8.50 - 8.749%      0.66 | $400,001-$450,000     3.38 |                       |                       |
|8.75 - 8.99%       0.36 | $450,001-$500,000     1.71 |                       |                       |
|9.25 - 9.49%       0.27 |                            |                       |                       |
|9.50 - 9.749%      0.13 |                            |                       |                       |
|                        |                            |                       |                       |
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------
 GROSS RATE              |AGE
--------------------------------------
|5.50 - 5.749%      0.22 | 7   82.00
|5.75 - 5.99%       2.28 | 8   18.00
|6.00 - 6.249%      0.98 |
|6.25 - 6.49%      31.20 |
|6.50 - 6.749%     15.20 |
|6.75 - 6.99%      23.34 |
|7.00 - 7.249%      3.43 |
|7.25 - 7.49%       8.69 |
|7.50 - 7.749%      4.98 |
|7.75 - 7.99%       5.86 |
|8.00 - 8.249%      0.98 |
|8.25 - 8.49%       1.42 |
|8.50 - 8.749%      0.66 |
|8.75 - 8.99%       0.36 |
|9.25 - 9.49%       0.27 |
|9.50 - 9.749%      0.13 |
|                        |
--------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY                  |ORIG LTV             |COMB LTV             |FICO             |PRODUCT           |SILENT
-----------------------------------------------------------------------------------------------------------------------------------
|CALIFORNIA          47.41 |0.01-50.00%     3.14 |0.01-50.00%     3.08 |MISSING     0.14 |FIXED      100.00 |N            93.07
|NEW YORK            15.79 |50.01-60.00%    4.92 |50.01-60.00%    4.98 |580-599     9.36 |                  |Y             6.93
|FLORIDA              8.02 |60.01-65.00%    4.95 |60.01-65.00%    4.95 |600-619    13.84 |                  |
|NEW JERSEY           4.15 |65.01-70.00%    6.79 |65.01-70.00%    6.64 |620-649    27.59 |                  |
|ILLINOIS             3.80 |70.01-75.00%   10.68 |70.01-75.00%   10.48 |650-699    29.93 |                  |
|MASSACHUSETTS        2.62 |75.01-80.00%   29.41 |75.01-80.00%   24.58 |700-749    14.30 |                  |
|MARYLAND             2.50 |80.01-85.00%   12.88 |80.01-85.00%   12.77 |750-799     4.83 |                  |
|HAWAII               1.88 |85.01-90.00%   21.43 |85.01-90.00%   20.50 |                 |                  |
|VIRGINIA             1.73 |90.01-95.00%    5.80 |90.01-95.00%    7.99 |                 |                  |
|*MORE*              12.10 |                     |*MORE*          4.04 |                 |                  |
|                          |                     |                     |                 |                  |
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE         |PURPOSE               |OCCUPANCY              |DOCS                |UNITS      |DTI
-----------------------------------------------------------------------------------------------------------------------------------
|SINGLE FAMILY  87.75 |CASHOUT REFI    78.20 |OWNER OCCUPIED  100.00 |FULL DOC      70.27 | .    2.95 | 0.01-10.00%       0.07
|2-4 FAMILY      8.03 |PURCHASE        16.85 |                       |STATED ASSE   27.62 | 1   88.75 | 10.01-20.00%      1.11
|CONDO           4.22 |RATE/TERM REFI   4.94 |                       |STATED INCO    2.11 | 2    6.35 | 20.01-30.00%     12.10
|                     |                      |                       |                    | 3    1.39 | 30.01-40.00%     27.14
|                     |                      |                       |                    | 4    0.56 | 40.01-50.00%     54.71
|                     |                      |                       |                    |           | 50.01-60.00%      4.88
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
PROPERTY TYPE         |MI
-------------------------------------------------
|SINGLE FAMILY  87.75 |OLTV LE 80           59.89
|2-4 FAMILY      8.03 |OLTV GT 80 NO MI     40.11
|CONDO           4.22 |
|                     |
|                     |
|                     |
-------------------------------------------------


-------------------------------------------------
PREPAY TERM      |SELF EMPLOY  |IO FLAG
-------------------------------------------------
|   36     65.95 |N      81.03 |N        100.00
|   24     22.57 |Y      18.97 |
|    0      6.36 |             |
|   12      4.79 |             |
|   30      0.33 |             |
|                |             |
-------------------------------------------------


DISCLAIMER:

COPYRIGHT (C) 2001 BY GOLDMAN, SACHS & CO.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION, AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS, AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. THE MATERIAL IS BASED UPON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. OPINIONS EXPRESSED ARE OUR CURRENT OPINIONS AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. WHILE WE ENDEAVOR TO UPDATE ON A REASONABLE BASIS THE INFORMATION DISCUSSED IN THIS MATERIAL, THERE MAY BE REGULATORY, COMPLIANCE, OR OTHER REASONS THAT PREVENT US FROM DOING SO. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES, OR DERIVATIVES (INCLUDING OPTIONS) THEREOF, OF COMPANIES MENTIONED HEREIN. NO PART OF THIS MATERIAL MAY BE (I) COPIED, PHOTOCOPIED, OR DUPLICATED IN ANY FORM, BY ANY MEANS, OR (II) REDISTRIBUTED WITHOUT GOLDMAN, SACHS & CO.'S PRIOR WRITTEN CONSENT. THIS MATERIAL HAS BEEN ISSUED BY GOLDMAN, SACHS & CO. AND/OR ONE OF ITS AFFILIATES AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE SECURITIES AND FUTURES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. THIS MATERIAL IS DISTRIBUTED IN HONG KONG BY GOLDMAN SACHS (ASIA) L.L.C., IN JAPAN BY GOLDMAN SACHS (JAPAN) LTD., AND IN SINGAPORE THROUGH GOLDMAN SACHS (SINGAPORE) PTE. THIS MATERIAL IS NOT FOR DISTRIBUTION IN THE UNITED KINGDOM TO PRIVATE CUSTOMERS, AS THAT TERM IS DEFINED UNDER THE RULES OF THE SECURITIES AND FUTURES AUTHORITY; AND ANY INVESTMENTS, INCLUDING ANY CONVERTIBLE BONDS OR DERIVATIVES, MENTIONED IN THIS MATERIAL WILL NOT BE MADE AVAILABLE BY US TO ANY SUCH PRIVATE CUSTOMER. NEITHER GOLDMAN, SACHS & CO. NOR ITS REPRESENTATIVE IN SEOUL, KOREA, IS LICENSED TO ENGAGE IN THE SECURITIES BUSINESS IN THE REPUBLIC OF KOREA. GOLDMAN SACHS INTERNATIONAL AND ITS NON-U.S. AFFILIATES MAY, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, HAVE ACTED UPON OR USED THIS RESEARCH, TO THE EXTENT IT RELATES TO NON-U.S. ISSUERS, PRIOR TO OR IMMEDIATELY FOLLOWING ITS PUBLICATION. FOREIGN-CURRENCY-DENOMINATED SECURITIES ARE SUBJECT TO FLUCTUATIONS IN EXCHANGE RATES THAT COULD HAVE AN ADVERSE EFFECT ON THE VALUE OR PRICE OF, OR INCOME DERIVED FROM, THE INVESTMENT. IN ADDITION, INVESTORS IN CERTAIN SECURITIES SUCH AS ADRS, THE VALUES OF WHICH ARE INFLUENCED BY FOREIGN CURRENCIES, EFFECTIVELY ASSUME CURRENCY RISK. FURTHER INFORMATION ON ANY OF THE SECURITIES MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST, AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M. S.P.A. IN MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET, AND PERSONS IN HONG KONG SHOULD CONTACT GOLDMAN SACHS (ASIA) L.L.C. AT 3 GARDEN ROAD. UNLESS GOVERNING LAW PERMITS OTHERWISE, YOU MUST CONTACT A GOLDMAN SACHS ENTITY IN YOUR HOME JURISDICTION IF YOU WANT TO USE OUR SERVICES IN EFFECTING A TRANSACTION IN THE SECURITIES MENTIONED IN THIS MATERIAL.

 _______   PROJECT:     UPDATED POSITIONS MAY    MAY 19, 2004  14:38  PAGE 0003
|GOLDMAN|  DEAL         WELLSFARGO
|SACHS  |  POOL         IN POOL
|       |
|------- |

-----------------------------------------------------------------------------------------------------------------------------------
LOANS   |   SCHED BALANCE |  GROSS WAC |  NET WAC | ORIG WA | ST WAM | AM WAM |    AGE |  OLTV | COMB LTV | FICO |    DTI
-----------------------------------------------------------------------------------------------------------------------------------
| 1,007 |    $169,673,904 |      6.803 |    6.422 |    360  |    357 |    356 |      3 |  81.7 |     81.7 |  684 |  39.59
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
GROSS RATE               |SCHED BALANCE              |ORIG TERM             |ST TERM                |ST AM TERM
----------------------------------------------------------------------------------------------------------------------------
|5.50 - 5.749%       0.12|    $0.00-$ 25,000    0.03 |356 - 360 MONT 100.00 |351 - 355 MONT    1.71 |241 - 300 MONT   0.08
|5.75 - 5.99%        7.21|  $25,001-$ 50,000    1.50 |                      |356 - 360 MONT   98.29 |301 - 340 MONT   0.49
|6.00 - 6.249%       4.12|  $50,001-$ 75,000    4.49 |                      |                       |341 - 345 MONT   0.73
|6.25 - 6.49%       12.09|  $75,001-$100,000    6.81 |                      |                       |346 - 350 MONT   0.99
|6.50 - 6.749%      16.48| $100,001-$120,000    6.19 |                      |                       |351 - 355 MONT   6.98
|6.75 - 6.99%       26.30| $120,001-$140,000    7.83 |                      |                       |356 - 360 MONT  90.74
|7.00 - 7.249%       9.43| $140,001-$160,000    7.05 |                      |                       |
|7.25 - 7.49%       15.43| $160,001-$180,000    7.41 |                      |                       |
|7.50 - 7.749%       5.88| $180,001-$200,000    7.29 |                      |                       |
|7.75 - 7.99%        2.92| $200,001-$250,000   12.79 |                      |                       |
|                        | $250,001-$300,000    9.89 |                      |                       |
|                        | $300,001-$350,000    8.04 |                      |                       |
|                        | $350,001-$400,000    6.43 |                      |                       |
|                        | $400,001-$450,000    2.00 |                      |                       |
|                        | $450,001-$500,000    2.25 |                      |                       |
|                        | $500,001-$550,000    2.77 |                      |                       |
|                        | $550,001-$600,000    2.04 |                      |                       |
|                        | $600,001-$650,000    3.73 |                      |                       |
|                        | $750,001-$800,000    0.91 |                      |                       |
|                        | $900,001-$1000,00    0.56 |                      |                       |
|                        |                           |                      |                       |
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
GROSS RATE               | AGE
---------------------------------------------
|5.50 - 5.749%       0.12|  2       14.79
|5.75 - 5.99%        7.21|  3       69.64
|6.00 - 6.249%       4.12|  4       13.86
|6.25 - 6.49%       12.09|  5        1.50
|6.50 - 6.749%      16.48|  6        0.21
|6.75 - 6.99%       26.30|
|7.00 - 7.249%       9.43|
|7.25 - 7.49%       15.43|
|7.50 - 7.749%       5.88|
|7.75 - 7.99%        2.92|
|                        |
|                        |
|                        |
|                        |
---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
GEOGRAPHY               | ORIG LTV             |COMB LTV              |FICO              |PRODUCT        |SILENT
-----------------------------------------------------------------------------------------------------------------------------------
|California       19.32 | 0.01-50.00%     3.78 | 0.01-50.00%     3.78 |580-599      1.12 |FIXED   100.00 |N       100.00
|Florida           7.73 | 50.01-60.00%    4.90 | 50.01-60.00%    4.90 |600-619      2.87 |               |
|New York          6.68 | 60.01-65.00%    2.95 | 60.01-65.00%    2.95 |620-649     18.89 |               |
|Virginia          5.33 | 65.01-70.00%    9.64 | 65.01-70.00%    9.64 |650-699     43.87 |               |
|Maryland          4.36 | 70.01-75.00%    6.84 | 70.01-75.00%    6.84 |700-749     23.78 |               |
|Arizona           3.96 | 75.01-80.00%   14.96 | 75.01-80.00%   14.96 |750-799      9.43 |               |
|Texas             3.57 | 80.01-85.00%    3.70 | 80.01-85.00%    3.70 |800+         0.05 |               |
|Oregon            3.35 | 85.01-90.00%   30.79 | 85.01-90.00%   30.79 |                  |               |
|Washington        3.09 | 90.01-95.00%   22.43 | 90.01-95.00%   22.43 |                  |               |
|*More*           42.60 |                      |                      |                  |               |
|                       |                      |                      |                  |               |
|                       |                      |                      |                  |               |
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
PROPERTY TYPE                  |PURPOSE                |OCCUPANCY              |DOCS          |UNITS
-----------------------------------------------------------------------------------------------------------
|SINGLE FAMILY           82.73 |PURCHASE         42.33 |OWNER OCCUPIED   81.55 |NO DOC   55.18| .     17.27
|2-4 FAMILY              10.35 |CASHOUT REFI     42.17 |NON-OWNER        14.89 |STATED   44.82| 1     82.73
|CONDO                    3.60 |RATE/TERM REFI   15.50 |SECOND HOME       3.56 |              |
|MANUFACTURED HOUSI       1.89 |                       |                       |              |
|HI-RISE CONDO            1.43 |                       |                       |              |
|                              |                       |                       |              |
|                              |                       |                       |              |
|                              |                       |                       |              |
|                              |                       |                       |              |
-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
PROPERTY TYPE                  |DTI                     |MI
------------------------------------------------------------------------------------------------
|SINGLE FAMILY           82.73 | MISSING          84.67 |Amerin                     45.50
|2-4 FAMILY              10.35 | 0.01-10.00%       0.01 |OLTV LE 80                 43.08
|CONDO                    3.60 | 10.01-20.00%      1.24 |PMI MORTGAGE INSURANCE     11.42
|MANUFACTURED HOUSI       1.89 | 20.01-30.00%      2.25 |
|HI-RISE CONDO            1.43 | 30.01-40.00%      4.79 |
|                              | 40.01-50.00%      4.78 |
|                              | 50.01-60.00%      1.05 |
|                              | 60.01=95.00%      1.14 |
|                              | 95.01-100.00%     0.08 |
------------------------------------------------------------------------------------------------


----------------------------------------------------
PREPAY TERM     |SELF EMPLOY      |IO FLAG
----------------------------------------------------
|  24     59.74 | N         73.76 | N         100.00
|   0     36.02 | Y         26.24 |
|  36      4.24 |                 |
|               |                 |
|               |                 |
----------------------------------------------------


DISCLAIMER:

COPYRIGHT (C) 2001 BY GOLDMAN, SACHS & CO.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION, AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. CERTAIN TRANSACTIONS, INCLUDING THOSE INVOLVING FUTURES, OPTIONS, AND HIGH YIELD SECURITIES, GIVE RISE TO SUBSTANTIAL RISK AND ARE NOT SUITABLE FOR ALL INVESTORS. THE MATERIAL IS BASED UPON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE, AND IT SHOULD NOT BE RELIED UPON AS SUCH. OPINIONS EXPRESSED ARE OUR CURRENT OPINIONS AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. WHILE WE ENDEAVOR TO UPDATE ON A REASONABLE BASIS THE INFORMATION DISCUSSED IN THIS MATERIAL, THERE MAY BE REGULATORY, COMPLIANCE, OR OTHER REASONS THAT PREVENT US FROM DOING SO. WE AND OUR AFFILIATES, OFFICERS, DIRECTORS, AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL, MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY OR SELL, THE SECURITIES, OR DERIVATIVES (INCLUDING OPTIONS) THEREOF, OF COMPANIES MENTIONED HEREIN. NO PART OF THIS MATERIAL MAY BE (I) COPIED,
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WITHOUT GOLDMAN, SACHS & CO.'S PRIOR WRITTEN CONSENT. THIS MATERIAL HAS BEEN
ISSUED BY GOLDMAN, SACHS & CO. AND/OR ONE OF ITS AFFILIATES AND HAS BEEN APPROVED BY GOLDMAN SACHS INTERNATIONAL, WHICH IS REGULATED BY THE SECURITIES AND FUTURES AUTHORITY, IN CONNECTION WITH ITS DISTRIBUTION IN THE UNITED KINGDOM AND BY GOLDMAN SACHS CANADA IN CONNECTION WITH ITS DISTRIBUTION IN CANADA. THIS MATERIAL IS DISTRIBUTED IN HONG KONG BY GOLDMAN SACHS (ASIA) L.L.C., IN JAPAN BY GOLDMAN SACHS (JAPAN) LTD., AND IN SINGAPORE THROUGH GOLDMAN SACHS (SINGAPORE) PTE. THIS MATERIAL IS NOT FOR DISTRIBUTION IN THE UNITED KINGDOM TO PRIVATE CUSTOMERS, AS THAT TERM IS DEFINED UNDER THE RULES OF THE SECURITIES AND FUTURES AUTHORITY; AND ANY INVESTMENTS, INCLUDING ANY CONVERTIBLE BONDS OR DERIVATIVES, MENTIONED IN THIS MATERIAL WILL NOT BE MADE AVAILABLE BY US TO ANY SUCH PRIVATE CUSTOMER. NEITHER GOLDMAN, SACHS & CO. NOR ITS REPRESENTATIVE IN SEOUL, KOREA, IS LICENSED TO ENGAGE IN THE SECURITIES BUSINESS IN THE REPUBLIC OF KOREA. GOLDMAN SACHS INTERNATIONAL AND ITS NON-U.S. AFFILIATES MAY, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, HAVE ACTED UPON OR USED THIS RESEARCH, TO THE EXTENT IT RELATES TO NON-U.S. ISSUERS, PRIOR TO OR IMMEDIATELY FOLLOWING ITS PUBLICATION. FOREIGN-CURRENCY-DENOMINATED SECURITIES ARE SUBJECT TO FLUCTUATIONS IN EXCHANGE RATES THAT COULD HAVE AN ADVERSE EFFECT ON THE VALUE OR PRICE OF, OR INCOME DERIVED FROM, THE INVESTMENT. IN ADDITION, INVESTORS IN CERTAIN SECURITIES SUCH AS ADRS, THE VALUES OF WHICH ARE INFLUENCED BY FOREIGN CURRENCIES, EFFECTIVELY ASSUME CURRENCY RISK. FURTHER INFORMATION ON ANY OF THE SECURITIES MENTIONED IN THIS MATERIAL MAY BE OBTAINED UPON REQUEST, AND FOR THIS PURPOSE PERSONS IN ITALY SHOULD CONTACT GOLDMAN SACHS S.I.M. S.P.A. IN MILAN, OR AT ITS LONDON BRANCH OFFICE AT 133 FLEET STREET, AND PERSONS IN HONG KONG SHOULD CONTACT GOLDMAN SACHS (ASIA) L.L.C. AT 3 GARDEN ROAD. UNLESS GOVERNING LAW PERMITS OTHERWISE, YOU MUST CONTACT A GOLDMAN SACHS ENTITY IN YOUR HOME JURISDICTION IF YOU WANT TO USE OUR SERVICES IN EFFECTING A TRANSACTION IN THE SECURITIES MENTIONED IN THIS MATERIAL.

GSAA 04-3

Assumptions:
Prepayemnt assumptions as indicated
Forward Libor curves as indicated
Loss severity as indicated
100% advancing
6 month recovery lag
Bond price at par
Deal priced to call with collateral losses through life of the bond


-------------------------------------------------------------------------------
                                 First Dollar of Loss
-------------------------------------------------------------------------------
                                    40% Severity            50% Severity
 Class M1  CDR                                     4.94                    3.81
           Yield                                 6.1813                  6.1752
           WAL                                    13.33                   14.16
  50% PPC  Modified Duration                       8.85                     9.2
           Principal Window               Sep17 - Sep17           Jul18 - Jul18
           Principal Writedown         54,542.48 (0.36%)       85,330.36 (0.57%)
           Total Collat Loss      46,062,602.35 (10.71%)  47,264,560.12 (10.99%)
-------------------------------------------------------------------------------
 Class M1  CDR                                     6.04                    4.65
           Yield                                 6.1762                  6.1700
           WAL                                     9.74                   10.33
  75% PPC  Modified Duration                       7.13                    7.44
           Principal Window               Feb14 - Feb14           Sep14 - Sep14
           Principal Writedown         23,436.65 (0.16%)       43,324.57 (0.29%)
           Total Collat Loss       40,935,078.76 (9.52%)   41,649,025.37 (9.69%)
-------------------------------------------------------------------------------
 Class M1  CDR                                     7.20                    5.55
           Yield                                 6.1604                  6.1594
           WAL                                     7.58                    7.99
 100% PPC  Modified Duration                       5.89                    6.14
           Principal Window               Dec11 - Dec11           May12 - May12
           Principal Writedown         22,168.37 (0.15%)       29,462.34 (0.20%)
           Total Collat Loss       37,928,297.21 (8.82%)   38,411,756.60 (8.93%)




-------------------------------------------------------------------------------
                                0% Return
-------------------------------------------------------------------------------
                                40% Severity             50% Severity
Class M1   CDR                                    6.32                     4.85
           Yield                                0.0487                   0.0863
           WAL                                   10.56                    11.25
 50% PPC   Modified Duration                      7.92                     8.19
           Principal Window              Oct16 - Oct16            Oct17 - Oct17
           Principal Writedown    9,682,417.24 (64.33%)   10,266,111.60 (68.21%)
           Total Collat Loss     54,843,635.81 (12.75%)   56,826,501.26 (13.22%)
-------------------------------------------------------------------------------
Class M1   CDR                                    7.48                     5.75
           Yield                                0.0380                   0.0367
           WAL                                    8.27                     8.78
 75% PPC   Modified Duration                      6.71                     7.01
           Principal Window              Aug13 - Aug13            Apr14 - Apr14
           Principal Writedown    7,578,100.58 (50.35%)    8,043,559.83 (53.45%)
           Total Collat Loss     48,061,460.36 (11.18%)   49,338,830.45 (11.47%)
-------------------------------------------------------------------------------
Class M1   CDR                                    8.67                     6.67
           Yield                                0.0105                   0.0639
           WAL                                    6.69                     7.10
100% PPC   Modified Duration                      5.68                     5.96
           Principal Window              Aug11 - Aug11            Feb12 - Feb12
           Principal Writedown    6,140,091.41 (40.80%)    6,471,491.76 (43.00%)
           Total Collat Loss     43,787,678.34 (10.18%)   44,678,512.30 (10.39%)
-------------------------------------------------------------------------------





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private
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not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3

                          FORWARD CURVE

                          1mL
                1          1.10805
                2          1.29966
                3          1.51511
                4          1.67042
                5          1.82037
                6          1.98111
                7          2.14177
                8          2.33667
                9          2.47494
               10          2.63004
               11          2.79487
               12          2.95417
               13          3.10408
               14          3.27081
               15          3.41617
               16          3.53607
               17          3.65520
               18          3.77269
               19          3.88521
               20          4.04295
               21          4.10433
               22          4.20815
               23          4.32109
               24          4.41673
               25          4.48404
               26          4.55903
               27          4.63707
               28          4.71410
               29          4.78172
               30          4.84654
               31          4.91081
               32          4.96331
               33          5.01311
               34          5.05721
               35          5.09912
               36          5.13667
               37          5.19628
               38          5.26257
               39          5.32445
               40          5.38418
               41          5.43502
               42          5.48173
               43          5.52373
               44          5.55922
               45          5.59192
               46          5.61560
               47          5.63429
               48          5.64905
               49          5.68047
               50          5.72022
               51          5.76104
               52          5.79304
               53          5.82369
               54          5.85347
               55          5.87750
               56          5.90060
               57          5.92051
               58          5.93520
               59          5.95003
               60          5.96289
               61          5.98148
               62          6.00685
               63          6.03211
               64          6.05349
               65          6.07335
               66          6.09226
               67          6.10833
               68          6.12509
               69          6.13611
               70          6.14596
               71          6.15658
               72          6.16445
               73          6.17817
               74          6.19538
               75          6.21204
               76          6.22702
               77          6.24131
               78          6.25160
               79          6.26235
               80          6.27276
               81          6.27957
               82          6.28458
               83          6.29298
               84          6.29287
               85          6.30118
               86          6.31026
               87          6.31687
               88          6.32612
               89          6.33456
               90          6.34231
               91          6.35050
               92          6.35940
               93          6.36789
               94          6.37499
               95          6.38437
               96          6.39221
               97          6.40444
               98          6.41249
               99          6.42395
              100          6.43411
              101          6.44086
              102          6.44954
              103          6.45650
              104          6.46197
              105          6.46909
              106          6.47060
              107          6.47455
              108          6.47792
              109          6.48481
              110          6.49035
              111          6.49808
              112          6.50424
              113          6.50910
              114          6.51583
              115          6.51709
              116          6.52233
              117          6.52599
              118          6.52596
              119          6.52882
              120          6.52999
              121          6.53256
              122          6.53474
              123          6.53956
              124          6.54035
              125          6.54410
              126          6.54878
              127          6.55059
              128          6.55547
              129          6.55945
              130          6.56160
              131          6.56749
              132          6.57322
              133          6.57269
              134          6.57578
              135          6.57973
              136          6.58201
              137          6.58610
              138          6.59158
              139          6.59657
              140          6.60493
              141          6.60968
              142          6.61708
              143          6.62815
              144          6.63433
              145          6.64629
              146          6.65734
              147          6.66453
              148          6.67359
              149          6.68060
              150          6.68582
              151          6.69051
              152          6.69484
              153          6.69753
              154          6.69721
              155          6.70022
              156          6.69792
              157          6.70211
              158          6.70700
              159          6.71054
              160          6.71603
              161          6.71577
              162          6.72045
              163          6.72210
              164          6.72050
              165          6.72265
              166          6.72045
              167          6.72140
              168          6.71921
              169          6.72298
              170          6.72358
              171          6.72798
              172          6.73013
              173          6.72859
              174          6.72906
              175          6.72710
              176          6.72341
              177          6.72092
              178          6.71244
              179          6.70703
              180          6.70039
              181          6.69727
              182          6.69354
              183          6.69283
              184          6.69067
              185          6.68780
              186          6.68721
              187          6.68161
              188          6.68092
              189          6.67869
              190          6.67338
              191          6.67232
              192          6.67026
              193          6.66391
              194          6.66192
              195          6.65957
              196          6.65464
              197          6.65093
              198          6.64764
              199          6.64300
              200          6.64054
              201          6.63374
              202          6.62902
              203          6.62646
              204          6.62173
              205          6.61634
              206          6.61151
              207          6.60707
              208          6.60182
              209          6.59696
              210          6.58973
              211          6.58496
              212          6.58039
              213          6.57330
              214          6.56646
              215          6.56340
              216          6.55424
              217          6.54992
              218          6.54387
              219          6.53553
              220          6.53014
              221          6.52321
              222          6.51568
              223          6.50873
              224          6.50212
              225          6.49468
              226          6.48573
              227          6.48061
              228          6.47117
              229          6.46463
              230          6.45655
              231          6.44789
              232          6.44114
              233          6.42993
              234          6.42390
              235          6.41531
              236          6.40332
              237          6.39718
              238          6.38806
              239          6.37798
              240          6.36962
              241          6.36029
              242          6.34782
              243          6.33851
              244          6.32792
              245          6.31713
              246          6.30841
              247          6.29579
              248          6.28808
              249          6.27881
              250          6.26747
              251          6.25987
              252          6.25106
              253          6.24283
              254          6.23370
              255          6.22663
              256          6.21613
              257          6.20889
              258          6.20198
              259          6.19271
              260          6.18641
              261          6.17898
              262          6.17051
              263          6.16538
              264          6.15892
              265          6.15077
              266          6.14511
              267          6.13984
              268          6.13267
              269          6.12693
              270          6.12179
              271          6.11579
              272          6.11188
              273          6.10463
              274          6.09951
              275          6.09647
              276          6.09182
              277          6.08693
              278          6.08280
              279          6.07929
              280          6.07539
              281          6.07214
              282          6.06715
              283          6.06449
              284          6.06236
              285          6.05838
              286          6.05523
              287          6.05421
              288          6.05032
              289          6.04919
              290          6.04716
              291          6.04484
              292          6.04468
              293          6.04070
              294          6.04100
              295          6.04039
              296          6.03798
              297          6.03830
              298          6.03627
              299          6.03744
              300          6.03675
              301          6.03324
              302          6.02261
              303          6.01649
              304          6.00906
              305          6.00010
              306          5.99397
              307          5.98683
              308          5.97952
              309          5.97420
              310          5.96536
              311          5.96010
              312          5.95483
              313          5.94998
              314          5.94298
              315          5.93874
              316          5.93357
              317          5.92820
              318          5.92486
              319          5.91799
              320          5.91537
              321          5.91171
              322          5.90605
              323          5.90361
              324          5.90030
              325          5.89763
              326          5.89420
              327          5.89284
              328          5.88837
              329          5.88665
              330          5.88551
              331          5.88221
              332          5.88156
              333          5.88012
              334          5.87797
              335          5.87796
              336          5.87717
              337          5.87613
              338          5.87579
              339          5.87614
              340          5.87623
              341          5.87703
              342          5.87612
              343          5.87732
              344          5.87925
              345          5.87948
              346          5.87984
              347          5.88385
              348          5.88326
              349          5.88666
              350          5.88946
              351          5.89048
              352          5.89408
              353          5.89702
              354          5.89965
              355          5.90292
              356          5.90695
              357          5.91077
              358          5.91316
              359          5.91922
              360          5.92214
              361          5.92668

GSAA 04-3 - PRICE/YIELD - AF4 -- TO CALL

Balance               $63,078,000.00            Delay              24                 WAC             6.787              WAM    350
Coupon                          6.22            Dated        5/1/2004                 NET          6.321813             WALA      4
Settle                     5/27/2004    First Payment       6/25/2004

PRICE                          6 CPR           10 CPR          12 CPR              16 CPR            18 CPR           20 CPR
                               Yield            Yield           Yield               Yield             Yield            Yield
96.48999                      6.5738           6.6167          6.6439              6.7096            6.7510           6.7985
96.61499                      6.5625           6.6036          6.6298              6.6928            6.7325           6.7780
96.73999                      6.5513           6.5907          6.6157              6.6760            6.7140           6.7576
96.86499                      6.5401           6.5777          6.6016              6.6593            6.6956           6.7372
96.98999                      6.5289           6.5648          6.5875              6.6425            6.6771           6.7168
97.11499                      6.5177           6.5518          6.5735              6.6258            6.6587           6.6965
97.23999                      6.5066           6.5389          6.5595              6.6091            6.6403           6.6762
97.36499                      6.4954           6.5261          6.5455              6.5925            6.6220           6.6559
97.48999                      6.4843           6.5132          6.5316              6.5758            6.6037           6.6356
97.61499                      6.4732           6.5004          6.5176              6.5592            6.5854           6.6154
97.73999                      6.4622           6.4876          6.5037              6.5427            6.5672           6.5953
97.86499                      6.4511           6.4748          6.4898              6.5261            6.5489           6.5751
97.98999                      6.4401           6.4620          6.4760              6.5096            6.5307           6.5550
98.11499                      6.4291           6.4493          6.4621              6.4931            6.5126           6.5349
98.23999                      6.4181           6.4366          6.4483              6.4766            6.4945           6.5149
98.36499                      6.4071           6.4239          6.4345              6.4602            6.4763           6.4949
98.48999                      6.3962           6.4112          6.4208              6.4438            6.4583           6.4749

WAL                            21.87            16.53           14.38               11.02              9.65             8.45
Mod Durn                        11.5             9.94            9.15                7.68              6.98             6.31
Principal Window       Feb23 - Mar27    Sep17 - Dec21   Sep15 - Oct19       May12 - May16     Nov10 - Feb15    Jan10 - Jan14

LIBOR_1MO                        1.1              1.1             1.1                 1.1               1.1              1.1
Optional Redemption          Call (Y)         Call (Y)        Call (Y)            Call (Y)          Call (Y)         Call (Y)


NO SECURITIES ARE BEING OFFERED BY THESE SUMMARY MATERIALS. IF THE SECURITIES DESCRIBED HEREIN OR OTHER SECURITIES ARE ULTIMATELY offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAA 04-3 - PRICE/YIELD - AF4 -- TO MATURITY


Balance              $63,078,000.00            Delay             24               WAC            6.787             WAM       350
Coupon                         6.22            Dated       5/1/2004               NET         6.321813            WALA         4
Settle                    5/27/2004    First Payment      6/25/2004

PRICE                         6 CPR           10 CPR         12 CPR            16 CPR           18 CPR          20 CPR
                              Yield            Yield          Yield             Yield            Yield           Yield
96.48999                     6.5805           6.6283         6.6562            6.7197           6.7577          6.8004
96.61499                     6.5695           6.6160         6.6431            6.7045           6.7411          6.7822
96.73999                     6.5586           6.6038         6.6300            6.6893           6.7246          6.7641
96.86499                     6.5477           6.5916         6.6169            6.6741           6.7080          6.7460
96.98999                     6.5368           6.5794         6.6039            6.6590           6.6915          6.7280
97.11499                     6.5260           6.5673         6.5909            6.6439           6.6751          6.7099
97.23999                     6.5152           6.5551         6.5779            6.6288           6.6586          6.6920
97.36499                     6.5043           6.5430         6.5650            6.6138           6.6422          6.6740
97.48999                     6.4935           6.5310         6.5520            6.5988           6.6259          6.6561
97.61499                     6.4828           6.5189         6.5391            6.5838           6.6095          6.6382
97.73999                     6.4720           6.5069         6.5262            6.5688           6.5932          6.6203
97.86499                     6.4613           6.4948         6.5134            6.5539           6.5769          6.6025
97.98999                     6.4506           6.4829         6.5005            6.5390           6.5606          6.5847
98.11499                     6.4399           6.4709         6.4877            6.5241           6.5444          6.5669
98.23999                     6.4292           6.4589         6.4749            6.5092           6.5282          6.5492
98.36499                     6.4186           6.4470         6.4621            6.4944           6.5120          6.5315
98.48999                     6.4079           6.4351         6.4494            6.4796           6.4959          6.5138

WAL                           23.49            18.88          16.77             13.21            11.66           10.30
Mod Durn                      11.84            10.57           9.88               8.5              7.8            7.13
Principal Window      Feb23 - Apr33    Sep17 - May32  Sep15 - Jun31     May12 - Aug28    Nov10 - Nov26   Jan10 - Feb25

LIBOR_1MO                       1.1              1.1            1.1               1.1              1.1             1.1
Optional Redemption         Call (N)         Call (N)       Call (N)          Call (N)         Call (N)        Call (N)


NO SECURITIES ARE BEING OFFERED BY THESE SUMMARY MATERIALS. IF THE SECURITIES DESCRIBED HEREIN OR OTHER SECURITIES ARE ULTIMATELY offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3  - Price/Yield - AF2 To Call

Balance           $99,146,000.00       Delay             24             WAC          6.787           WAM                350
Coupon            4.462                Dated             5/1/2004       NET          6.321813        WALA                 4
Settle            5/27/2004            First Payment     6/25/2004

Price                    10 CPR             12 CPR        14 CPR        16 CPR         18 CPR        20 CPR
                          Yield              Yield         Yield         Yield          Yield         Yield
99.00000                 4.6376             4.6641        4.6900        4.7161         4.7427        4.7699
99.12500                 4.6137             4.6354        4.6567        4.6782         4.7000        4.7224
99.25000                 4.5898             4.6068        4.6235        4.6403         4.6574        4.6749
99.37500                 4.5660             4.5783        4.5903        4.6025         4.6149        4.6275
99.50000                 4.5422             4.5498        4.5572        4.5647         4.5724        4.5802
99.62500                 4.5184             4.5213        4.5242        4.5270         4.5299        4.5329
99.75000                 4.4947             4.4929        4.4911        4.4894         4.4876        4.4858
99.87500                 4.4710             4.4645        4.4582        4.4518         4.4453        4.4387
100.00000                4.4473             4.4362        4.4253        4.4143         4.4031        4.3916
100.12500                4.4237             4.4079        4.3924        4.3768         4.3609        4.3447
100.25000                4.4001             4.3796        4.3596        4.3394         4.3189        4.2978
100.37500                4.3766             4.3514        4.3268        4.3021         4.2768        4.2510
100.50000                4.3531             4.3233        4.2941        4.2648         4.2349        4.2043
100.62500                4.3296             4.2952        4.2615        4.2275         4.1930        4.1576
100.75000                4.3061             4.2671        4.2288        4.1904         4.1512        4.1111
100.87500                4.2827             4.2390        4.1963        4.1533         4.1094        4.0646
101.00000                4.2594             4.2111        4.1638        4.1162         4.0677        4.0181

WAL                        6.21               5.04          4.26          3.69           3.25          2.89
Mod Durn                   5.27                4.4          3.79          3.32           2.95          2.65
Principal Window  Apr08 - May14      Aug07 - May12 Mar07 - Oct10 Oct06 - Nov09  Jul06 - Feb09 Apr06 - Aug08

LIBOR_1MO                   1.1                1.1           1.1           1.1            1.1           1.1
Optional Redemption     Call (N)           Call (N)      Call (N)      Call (N)       Call (N)      Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3  - Price/Yield - AF2 To Maturity

Balance           $99,146,000.00       Delay             24             WAC          6.787           WAM                350
Coupon            4.462                Dated             5/1/2004       NET          6.321813        WALA                 4
Settle            5/27/2004            First Payment     6/25/2004

Price                    10 CPR             12 CPR        14 CPR        16 CPR         18 CPR        20 CPR
                          Yield              Yield         Yield         Yield          Yield         Yield
99.00000                 4.6376             4.6641        4.6900        4.7161         4.7427        4.7699
99.12500                 4.6137             4.6354        4.6567        4.6782         4.7000        4.7224
99.25000                 4.5898             4.6068        4.6235        4.6403         4.6574        4.6749
99.37500                 4.5660             4.5783        4.5903        4.6025         4.6149        4.6275
99.50000                 4.5422             4.5498        4.5572        4.5647         4.5724        4.5802
99.62500                 4.5184             4.5213        4.5242        4.5270         4.5299        4.5329
99.75000                 4.4947             4.4929        4.4911        4.4894         4.4876        4.4858
99.87500                 4.4710             4.4645        4.4582        4.4518         4.4453        4.4387
100.00000                4.4473             4.4362        4.4253        4.4143         4.4031        4.3916
100.12500                4.4237             4.4079        4.3924        4.3768         4.3609        4.3447
100.25000                4.4001             4.3796        4.3596        4.3394         4.3189        4.2978
100.37500                4.3766             4.3514        4.3268        4.3021         4.2768        4.2510
100.50000                4.3531             4.3233        4.2941        4.2648         4.2349        4.2043
100.62500                4.3296             4.2952        4.2615        4.2275         4.1930        4.1576
100.75000                4.3061             4.2671        4.2288        4.1904         4.1512        4.1111
100.87500                4.2827             4.2390        4.1963        4.1533         4.1094        4.0646
101.00000                4.2594             4.2111        4.1638        4.1162         4.0677        4.0181

WAL                        6.21               5.04          4.26          3.69           3.25          2.89
Mod Durn                   5.27                4.4          3.79          3.32           2.95          2.65
Principal Window  Apr08 - May14      Aug07 - May12 Mar07 - Oct10 Oct06 - Nov09  Jul06 - Feb09 Apr06 - Aug08

LIBOR_1MO                   1.1                1.1           1.1           1.1            1.1           1.1
Optional Redemption     Call (Y)           Call (Y)      Call (Y)      Call (Y)       Call (Y)      Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3 - Price/Yield - AF5 To Call

Balance        $38,938,000.00         Delay            24               WAC            6.786912407      WAM             350
Coupon         5.739                  Dated            5/1/2004         NET            6.321813         WALA              4
Settle         5/27/2004              First Payment    6/25/2004



Price                      6 CPR          10 CPR          12 CPR          16 CPR          18 CPR           20 CPR          30 CPR
------------------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield           Yield           Yield           Yield            Yield           Yield
 99.00000                  5.8988          5.9072          5.9108          5.9173          5.9200           5.9226          5.9411
 99.12500                  5.8803          5.8870          5.8900          5.8951          5.8973           5.8993          5.9141
 99.25000                  5.8619          5.8669          5.8691          5.8729          5.8746           5.8761          5.8871
 99.37500                  5.8436          5.8469          5.8483          5.8508          5.8519           5.8529          5.8601
 99.50000                  5.8252          5.8268          5.8275          5.8287          5.8293           5.8298          5.8333
 99.62500                  5.8069          5.8068          5.8068          5.8067          5.8067           5.8066          5.8064
 99.75000                  5.7887          5.7869          5.7861          5.7847          5.7841           5.7836          5.7796
 99.87500                  5.7704          5.7669          5.7654          5.7627          5.7616           5.7605          5.7528
100.00000                  5.7522          5.7470          5.7448          5.7408          5.7391           5.7375          5.7261
100.12500                  5.7340          5.7271          5.7242          5.7189          5.7167           5.7145          5.6994
100.25000                  5.7159          5.7073          5.7036          5.6970          5.6943           5.6916          5.6728
100.37500                  5.6978          5.6875          5.6831          5.6752          5.6719           5.6687          5.6462
100.50000                  5.6797          5.6677          5.6626          5.6534          5.6495           5.6458          5.6196
100.62500                  5.6616          5.6480          5.6421          5.6317          5.6272           5.6230          5.5931
100.75000                  5.6436          5.6283          5.6217          5.6100          5.6050           5.6002          5.5666
100.87500                  5.6256          5.6086          5.6012          5.5883          5.5827           5.5775          5.5402
101.00000                  5.6077          5.5890          5.5809          5.5666          5.5605           5.5548          5.5138

WAL                          9.31            8.23            7.83            7.22            6.99             6.78            5.61
Mod Durn                     6.84            6.26            6.04            5.68            5.54             5.41            4.66
Principal Window    Jun07 - Mar27   Jun07 - Dec21   Jun07 - Oct19   Jun07 - May16   Jun07 - Feb15    Jun07 - Jan14   Oct07 - Aug10

LIBOR_1MO                     1.1             1.1             1.1             1.1             1.1              1.1             1.1
Optional Redemption       Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)         Call (Y)        Call (Y)


Price                       40 CPR
-------------------------------------
                            Yield
 99.00000                   5.9723
 99.12500                   5.9389
 99.25000                   5.9056
 99.37500                   5.8724
 99.50000                   5.8392
 99.62500                   5.8060
 99.75000                   5.7729
 99.87500                   5.7399
100.00000                   5.7069
100.12500                   5.6739
100.25000                   5.6410
100.37500                   5.6081
100.50000                   5.5753
100.62500                   5.5426
100.75000                   5.5099
100.87500                   5.4772
101.00000                   5.4446

WAL                           4.38
Mod Durn                      3.77
Principal Window     Apr08 - Oct08

LIBOR_1MO                      1.1
Optional Redemption        Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3 - Price/Yield - AF5 To Maturity

Balance        $38,938,000.00         Delay             24               WAC            6.786912407      WAM           350
Coupon         5.739                  Dated             5/1/2004         NET            6.321813         WALA            4
Settle         5/27/2004              First Payment     6/25/2004



Price                       6 CPR          10 CPR          12 CPR          16 CPR          18 CPR           20 CPR          30 CPR
------------------------------------------------------------------------------------------------------------------------------------
                            Yield           Yield           Yield           Yield           Yield            Yield           Yield
 99.00000                   5.8988          5.9075          5.9114          5.9187          5.9223           5.9262          5.9785
 99.12500                   5.8804          5.8874          5.8905          5.8966          5.8997           5.9032          5.9542
 99.25000                   5.8620          5.8673          5.8697          5.8745          5.8771           5.8802          5.9299
 99.37500                   5.8436          5.8472          5.8489          5.8525          5.8545           5.8572          5.9056
 99.50000                   5.8253          5.8272          5.8282          5.8305          5.8320           5.8342          5.8814
 99.62500                   5.8070          5.8072          5.8075          5.8086          5.8096           5.8113          5.8572
 99.75000                   5.7888          5.7873          5.7868          5.7866          5.7872           5.7885          5.8330
 99.87500                   5.7705          5.7674          5.7661          5.7648          5.7648           5.7656          5.8089
100.00000                   5.7523          5.7475          5.7455          5.7429          5.7424           5.7429          5.7849
100.12500                   5.7341          5.7276          5.7250          5.7211          5.7201           5.7201          5.7608
100.25000                   5.7160          5.7078          5.7044          5.6993          5.6978           5.6974          5.7368
100.37500                   5.6979          5.6880          5.6839          5.6776          5.6756           5.6747          5.7129
100.50000                   5.6798          5.6683          5.6634          5.6559          5.6534           5.6521          5.6890
100.62500                   5.6618          5.6485          5.6430          5.6342          5.6312           5.6294          5.6651
100.75000                   5.6437          5.6288          5.6226          5.6125          5.6091           5.6069          5.6412
100.87500                   5.6258          5.6092          5.6022          5.5909          5.5870           5.5843          5.6174
101.00000                   5.6078          5.5896          5.5819          5.5694          5.5649           5.5618          5.5937

WAL                           9.32            8.24            7.85            7.26            7.05             6.87            6.41
Mod Durn                      6.84            6.26            6.05             5.7            5.57             5.47            5.18
Principal Window     Jun07 - Feb33   Jun07 - Mar32   Jun07 - Apr31   Jun07 - May28   Jun07 - Sep26    Jun07 - Dec24   Oct07 - Apr18

LIBOR_1MO                      1.1             1.1             1.1             1.1             1.1              1.1             1.1
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)         Call (N)        Call (N)



Price                        40 CPR
---------------------------------------
                              Yield
 99.00000                     6.0486
 99.12500                     6.0225
 99.25000                     5.9965
 99.37500                     5.9706
 99.50000                     5.9447
 99.62500                     5.9188
 99.75000                     5.8930
 99.87500                     5.8672
100.00000                     5.8414
100.12500                     5.8157
100.25000                     5.7900
100.37500                     5.7644
100.50000                     5.7388
100.62500                     5.7132
100.75000                     5.6877
100.87500                     5.6623
101.00000                     5.6368

WAL                              5.9
Mod Durn                        4.84
Principal Window       Apr08 - Jun14

LIBOR_1MO                        1.1
Optional Redemption          Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3 - Price/Yield - AF2 To Call


Balance        $99,146,000.00         Delay             24               WAC            6.786912407      WAM           350
Coupon         4.713                  Dated             5/1/2004         NET            6.321813         WALA            4
Settle         5/27/2004              First Payment     6/25/2004



                                                                                                                100
Price                     10 CPR            15 CPR            20 CPR            25 CPR           30 CPR     PricingSpeed
------------------------------------------------------------------------------------------------------------------------------------
 99.00000                 4.8914            4.9553            5.0207            5.0935           5.1649            5.0118     Yield
 99.00000                     17                91               150               200              238               142    Spread
 99.12500                 4.8673            4.9195            4.9729            5.0324           5.0907            4.9657     Yield
 99.12500                     15                88               145               194              230               137    Spread
 99.25000                 4.8432            4.8837            4.9252            4.9714           5.0167            4.9196     Yield
 99.25000                     12                84               140               188              223               132    Spread
 99.37500                 4.8192            4.8480            4.8776            4.9105           4.9428            4.8736     Yield
 99.37500                     10                80               135               182              215               128    Spread
 99.50000                 4.7951            4.8124            4.8300            4.8497           4.8690            4.8276     Yield
 99.50000                      7                77               131               176              208               123    Spread
 99.62500                 4.7712            4.7768            4.7826            4.7890           4.7953            4.7818     Yield
 99.62500                      5                73               126               170              201               119    Spread
 99.75000                 4.7472            4.7413            4.7352            4.7284           4.7217            4.7360     Yield
 99.75000                      3                70               121               164              193               114    Spread
 99.87500                 4.7233            4.7058            4.6879            4.6679           4.6483            4.6903     Yield
 99.87500                      0                66               116               158              186               109    Spread
100.00000                 4.6995            4.6704            4.6406            4.6075           4.5750            4.6446     Yield
100.00000                     -2                63               112               152              179               105    Spread
100.12500                 4.6756            4.6350            4.5934            4.5472           4.5018            4.5991     Yield
100.12500                     -5                59               107               146              171               100    Spread
100.25000                 4.6518            4.5997            4.5464            4.4870           4.4287            4.5536     Yield
100.25000                     -7                56               102               140              164                96    Spread
100.37500                 4.6281            4.5645            4.4993            4.4269           4.3558            4.5081     Yield
100.37500                     -9                52                97               134              157                91    Spread
100.50000                 4.6044            4.5293            4.4524            4.3669           4.2830            4.4628     Yield
100.50000                    -12                49                93               128              150                87    Spread
100.62500                 4.5807            4.4941            4.4055            4.3070           4.2103            4.4175     Yield
100.62500                    -14                45                88               122              142                82    Spread
100.75000                 4.5570            4.4590            4.3587            4.2472           4.1377            4.3723     Yield
100.75000                    -16                42                83               116              135                78    Spread
100.87500                 4.5334            4.4240            4.3120            4.1874           4.0653            4.3271     Yield
100.87500                    -19                38                79               110              128                73    Spread
101.00000                 4.5099            4.3890            4.2654            4.1278           3.9929            4.2821     Yield
101.00000                    -21                35                74               104              120                69    Spread

WAL                         6.21              3.96              2.89              2.22             1.81              3.00
Mod Durn                    5.22              3.52              2.64              2.06             1.70              2.73
Principal Window   Apr08 - May14     Dec06 - Apr10     Apr06 - Aug08     Nov05 - May07    Aug05 - Nov06     Jun06 - Sep08

LIBOR_1MO                    1.1               1.1               1.1               1.1              1.1               1.1
Prepay                    10 CPR            15 CPR            20 CPR            25 CPR           30 CPR  100 PricingSpeed
Optional Redemption      Call (Y)          Call (Y)          Call (Y)          Call (Y)         Call (Y)          Call (Y)



      No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 04-3 - Price/Yield - AF2 To Maturity


Balance        $99,146,000.00         Delay             24               WAC            6.786912407      WAM           350
Coupon         4.713                  Dated             5/1/2004         NET            6.321813         WALA            4
Settle         5/27/2004              First Payment     6/25/2004



                                                                                                                100
Price                     10 CPR            15 CPR            20 CPR            25 CPR           30 CPR     PricingSpeed
------------------------------------------------------------------------------------------------------------------------------------
 99.00000                 4.8914            4.9553            5.0207            5.0935           5.1649            5.0118     Yield
 99.00000                     17                91               150               200              238               142    Spread
 99.12500                 4.8673            4.9195            4.9729            5.0324           5.0907            4.9657     Yield
 99.12500                     15                88               145               194              230               137    Spread
 99.25000                 4.8432            4.8837            4.9252            4.9714           5.0167            4.9196     Yield
 99.25000                     12                84               140               188              223               132    Spread
 99.37500                 4.8192            4.8480            4.8776            4.9105           4.9428            4.8736     Yield
 99.37500                     10                80               135               182              215               128    Spread
 99.50000                 4.7951            4.8124            4.8300            4.8497           4.8690            4.8276     Yield
 99.50000                      7                77               131               176              208               123    Spread
 99.62500                 4.7712            4.7768            4.7826            4.7890           4.7953            4.7818     Yield
 99.62500                      5                73               126               170              201               119    Spread
 99.75000                 4.7472            4.7413            4.7352            4.7284           4.7217            4.7360     Yield
 99.75000                      3                70               121               164              193               114    Spread
 99.87500                 4.7233            4.7058            4.6879            4.6679           4.6483            4.6903     Yield
 99.87500                      0                66               116               158              186               109    Spread
100.00000                 4.6995            4.6704            4.6406            4.6075           4.5750            4.6446     Yield
100.00000                     -2                63               112               152              179               105    Spread
100.12500                 4.6756            4.6350            4.5934            4.5472           4.5018            4.5991     Yield
100.12500                     -5                59               107               146              171               100    Spread
100.25000                 4.6518            4.5997            4.5464            4.4870           4.4287            4.5536     Yield
100.25000                     -7                56               102               140              164                96    Spread
100.37500                 4.6281            4.5645            4.4993            4.4269           4.3558            4.5081     Yield
100.37500                     -9                52                97               134              157                91    Spread
100.50000                 4.6044            4.5293            4.4524            4.3669           4.2830            4.4628     Yield
100.50000                    -12                49                93               128              150                87    Spread
100.62500                 4.5807            4.4941            4.4055            4.3070           4.2103            4.4175     Yield
100.62500                    -14                45                88               122              142                82    Spread
100.75000                 4.5570            4.4590            4.3587            4.2472           4.1377            4.3723     Yield
100.75000                    -16                42                83               116              135                78    Spread
100.87500                 4.5334            4.4240            4.3120            4.1874           4.0653            4.3271     Yield
100.87500                    -19                38                79               110              128                73    Spread
101.00000                 4.5099            4.3890            4.2654            4.1278           3.9929            4.2821     Yield
101.00000                    -21                35                74               104              120                69    Spread

WAL                         6.21              3.96              2.89              2.22             1.81              3.00
Mod Durn                    5.22              3.52              2.64              2.06             1.70              2.73
Principal Window   Apr08 - May14     Dec06 - Apr10     Apr06 - Aug08     Nov05 - May07    Aug05 - Nov06     Jun06 - Sep08

LIBOR_1MO                    1.1               1.1               1.1               1.1              1.1               1.1
Optional Redemption      Call (N)          Call (N)          Call (N)          Call (N)         Call (N)          Call (N)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.